                                                                    Exhibit 10.1


                                                  [Conformed Copy with Exhibit F
                                                          Conformed as Executed]







                                CREDIT AGREEMENT

                                      among

                               CERES GROUP, INC.,

                          VARIOUS LENDING INSTITUTIONS,

                                       and

                            THE CHASE MANHATTAN BANK,
                             AS ADMINISTRATIVE AGENT




                        --------------------------------

                          Dated as of February 17, 1999

                        --------------------------------

                                   $50,000,000


================================================================================




                             CHASE SECURITIES INC.,
                        AS LEAD ARRANGER AND BOOK MANAGER



                           DRESDNER BANK AG, NEW YORK
                                       and
                             GRAND CAYMAN BRANCHES,
                              AS SYNDICATION AGENT


                                TABLE OF CONTENTS
                                -----------------
                                                                                            Page
                                                                                            ----
SECTION 1. Amount and Terms of Credit ..................................................     1
         1.01   Commitments ............................................................     1
         1.02   Minimum Amount of Each Borrowing; Maximum Number of Borrowings .........     2
         1.03   Notice of Borrowing ....................................................     2
         1.04   Disbursement of Funds ..................................................     2
         1.05   Notes ..................................................................     3
         1.06   Conversions ............................................................     4
         1.07   Pro Rata Borrowings ....................................................     4
         l.08   Interest................................................................     5
         1.09   Interest Periods .......................................................     5
         1.10   Increased Costs, Illegality, etc .......................................     5
         1.11   Compensation ...........................................................     8
         1.12   Change of Lending Office ...............................................     9
         1.13   Replacement of Banks ...................................................     9
         1.14   Limitation on Additional Amounts, etc ..................................    10

SECTION 2. Fees; Commitments ...........................................................    10

         2.01   Fees ...................................................................    10
         2.02   Mandatory Reductions of Commitments ....................................    10

SECTION 3. Payments ....................................................................    11

         3.01   Voluntary Prepayments ..................................................    11
         3.02   Mandatory Repayments and Prepayments ...................................    11
         3.03   Method and Place of Payment ............................................    11
         3.04   Net Payments ...........................................................    13

SECTION 4. Conditions Precedent ........................................................    14

         4.01   Effectiveness; Notes ...................................................    15
         4.02   No Default; Representations and Warranties .............................    15
         4.03   Officer's Certificate ..................................................    15
         4.04   Opinions of Counsel ....................................................    15
         4.05   Corporate Proceedings ..................................................    15
         4.06   Adverse Change, etc ....................................................    15
         4.08   Capital Structure ......................................................    16
         4.09   Pledge Agreement .......................................................    16
         4.10   Consummation of the Transaction ........................................    16
         4.11   Transaction Documents ..................................................    17
         4.12   Various Agreements .....................................................    18
         4.13   Financial Statements; Projections ......................................    19
         4.14   Approvals, etc .........................................................    20


                                       (i)




                                                                                          Page
                                                                                          ----
         4.15   Indebtedness ...........................................................    21
         4.16   Payment of Fees ........................................................    21
         4.17   Notice of Borrowing ....................................................    21
         4.18   Insurance Policies .....................................................    21

SECTION 5. Representations, Warranties and Agreements ..................................    21

         5.01   Corporate Status .......................................................    21
         5.02   Corporate Power and Authority ..........................................    22
         5.03   No Contravention of Laws, Agreements or Organizational Documents .......    22
         5.04   Litigation and Contingent Liabilities ..................................    22
         5.05   Use of Proceeds; Margin Regulations.....................................    23
         5.06   Approvals ..............................................................    23
         5.07   Investment Company Act .................................................    23
         5.08   Public Utility Holding Company Act .....................................    23
         5.09   True and Complete Disclosure; Projections and Assumptions ..............    23
         5.10   Consummation of Transaction ............................................    24
         5.11   Financial Condition; Financial Statements ..............................    24
         5.12   Security Interests .....................................................    25
         5.13   Tax Returns and Payments ...............................................    25
         5.14   Compliance with ERISA ..................................................    25
         5.15   Subsidiaries ...........................................................    26
         5.16   Intellectual Property, etc .............................................    27
         5.17   Pollution and Other Regulations ........................................    27
         5.18   Labor Relations; Collective Bargaining Agreements ......................    27
         5.19   Capitalization .........................................................    27
         5.20   Representations and Warranties in Transaction Documents ................    28
         5.21   Indebtedness ...........................................................    28
         5.22   Compliance with Statutes, etc ..........................................    28
         5.23   Insurance Licenses .....................................................    29
         5.24   Year 2000 Compliance ...................................................    29

SECTION 6. Affirmative Covenants .......................................................    29
         6.01   Information Covenants ..................................................    29
         6.02   Books, Records and Inspections .........................................    32
         6.03   Insurance ..............................................................    33
         6.04   Payment of Taxes .......................................................    33
         6.05   Corporate Franchises ...................................................    33
         6.06   Compliance with Statutes, etc ..........................................    33
         6.07   ERISA ..................................................................    33
         6.08   Performance of Obligations .............................................    34
         6.09   Good Repair ............................................................    34
         6.10   End of Fiscal Years; Fiscal Quarters                                        34
         6.11   Maintenance of Licenses and Permits ....................................    34
         6.12   Register ...............................................................    35
         6.13   Approval and Payment of the Special Dividend ...........................    35

                                      (ii)

                                                                                          Page
                                                                                          ----
         6.14 Payment of RCH Bridge Loan ...............................................    35

SECTION 7. Negative Covenants ..........................................................    35

         7 01   Changes in Business ....................................................    36
         7.02   Consolidation, Merger, Sale or Purchase of Assets                           36
         7.03   Liens ..................................................................    38
         7.04   Indebtedness ...........................................................    39
         7.05   Capital Expenditures ...................................................    40
         7.06   Advances, Investments and Loans ........................................    40
         7.07   Prepayments of Indebtedness, Modifications of Agreements, etc ..........    42
         7.08   Dividends, etc .........................................................    42
         7.09   Transactions with Affiliates ...........................................    43
         7.10   Leverage Ratio .........................................................    43
         7.11   Interest Coverage Ratio ................................................    43
         7.12   Minimum Risk-Based Capital Ratio .......................................    44
         7.13   Minimum Consolidated Net Worth .........................................    44
         7.14   Issuance of Stock ......................................................    44
         7.15   Creation of Subsidiaries ...............................................    45

SECTION 8. Events of Default ...........................................................    45

         8.01   Payments ...............................................................    45
         8 02   Representations, etc ...................................................    45
         8.03   Covenants ..............................................................    45
         8.04   Default Under Other Agreements .........................................    45
         8.05   Bankruptcy, etc ........................................................    46
         8.06   ERISA ..................................................................    46
         8.07   Pledge Agreement .......................................................    47
         8.08   Judgments ..............................................................    47
         8.09   Ownership ..............................................................    47

SECTION 9. Definitions .................................................................    47

SECTION 10. The Administrative Agent ...................................................    64

          10.01 Appointment ............................................................    64
          10.02 Delegation of Duties ...................................................    64
          10 03 Exculpatory Provisions .................................................    65
          10.04 Reliance by Administrative Agent .......................................    65
          10.05 Notice of Default ......................................................    65
          10.06 Non-Reliance ...........................................................    66
          10.07 Indemnification ........................................................    66
          10.08 The Administrative Agent in its Individual Capacity ....................    67
          10.09 Successor Administrative Agent .........................................    67

                                     (iii)

                                                                                        Page
SECTION 11. Miscellaneous ..............................................................   67

         11.01    Payment of Expenses, etc .............................................   67
         11.02    Right of Setoff ......................................................   68
         11.03    Notices ..............................................................   68
         11.04    Benefit of Agreement .................................................   68
         11.05    No Waiver; Remedies Cumulative .......................................   71
         11.06    Payments Pro Rata ....................................................   71
         11.07    Calculations: Computations ...........................................   71
         11.08    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE .....................   72
         11.09    Counterparts .........................................................   73
         11.10    Effectiveness ........................................................   73
         11.11    Headings Descriptive .................................................   73
         11.12    Amendment or Waiver ..................................................   73
         11.13    Survival .............................................................   74
         11.14    Domicile of Loans ....................................................   74
         11.15    Confidentiality ......................................................   74
         11.16    WAIVER OF JURY TRIAL .................................................   74

ANNEX 1             --     List of Banks and Commitments
ANNEX II            --     Bank Addresses
ANNEX III           --     Existing Indebtedness
ANNEX IV            --     Plans
ANNEX V             --     Subsidiaries
ANNEX VI            --     Collective Bargaining Agreements
ANNEX VII           --     Existing Liens
ANNEX VIII          --     Existing Investment Commitments
ANNEX IX            --     Capitalization
ANNEX X             --     Non-Insurance Subsidiaries
ANNEX XI            --     Permitted Affiliate Transactions

EXHIBIT A           --     Form of Notice of Borrowing
EXHIBIT B-1         --     Form of Term Note
EXHIBIT B-2         --     Form of Revolving Note
EXHIBIT C-1         --     Form of Opinion of John F. Novatney, Jr.
EXHIBIT C-2         --     Form of Opinion of McDermott, Will & Emery
EXHIBIT C-3         --     Form of Opinion of White & Case
EXHIBIT D           --     Form of Officer's Certificate
EXHIBIT E           --     Form of Section 3.04(b)(ii) Certificate
EXHIBIT F           --     Form of Pledge Agreement
EXHIBIT G           --     Form of Assignment and Assumption Agreement

                                      (iv)

         CREDIT AGREEMENT, dated as of February 17, 1999, among CERES GROUP, INC., a Delaware corporation (the "Borrower"), the lending institutions listed from time to time on Annex I hereto (each a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 9 are used herein as so defined.


                              W I T N E S S E T H:
                              --------------------


         WHEREAS, subject to and upon the terms and conditions set forth herein, the Banks are willing to make available to the Borrower the credit facilities provided for herein.

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. AMOUNT AND TERMS OF CREDIT.

         1.01 COMMITMENTS. Subject to and upon the terms and conditions herein set forth, each Bank severally agrees to make a loan or loans (each a "Loan" and, collectively, the "Loans") to the Borrower, which Loans shall be drawn, to the extent such Bank has a commitment under such Facility, under the Term Loan Facility and the Revolving Loan Facility, respectively, as set forth below:

         (a) Each Loan under the Term Loan Facility (each, a "Term Loan" and, collectively, the "Term Loans"):

            (i)   shall be incurred by the Borrower on the Initial Borrowing
                  Date;

            (ii)  shall be denominated in U.S. Dollars;

            (iii) may, except as hereinafter provided, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that all Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Term Loans of the same Type;

            (iv) shall not exceed for any Bank at the time of incurrence thereof that aggregate principal amount which equals the Term Loan Commitment, if any, of such Bank at such time; and

            (v)   once repaid, may not be reborrowed.

         (b) Each Loan under the Revolving Loan Facility (each, a "Revolving Loan" and, collectively, the "Revolving Loans"):

            (i) may be incurred by the Borrower at any time and from time to time after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date;

            (ii)  shall be denominated in U.S. Dollars;

            (iii) may, except as hereinafter provided, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED, that all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type;

            (iv) may be repaid and reborrowed in accordance with the provisions hereof; and

            (v) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Revolving Loan Commitment, if any, of such Bank at such time.

         1.02 MINIMUM AMOUNT OF EACH BORROWING; MAXIMUM NUMBER OF BORROWINGS. The aggregate principal amount of each Borrowing hereunder shall not be less than $1,000,000 and, if in excess thereof, shall be in an integral multiple of $500,000. More than one Borrowing may be incurred on any day; PROVIDED that at no time shall there be outstanding more than eight Borrowings of Eurodollar Loans.

         1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to incur Loans under any Facility, it shall give the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be incurred hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as expressly provided in Section 1.10, be irrevocable, and, in the case of each written notice and each written confirmation of telephonic notice, shall be in the form of Exhibit A hereto, appropriately completed to specify (i) the Facility pursuant to which such Borrowing is to be made, (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (iii) the date of such Borrowing (which shall be a Business Day) and (iv) whether such Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank which is required to make Loans of the Facility specified in the respective Notice of Borrowing written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof and of the other matters covered by the Notice of Borrowing.

         (b) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower. In each such case the Borrower hereby waives the right to dispute the Administrative Agents record of the terms of any such telephonic notice.

         1.04 DISBURSEMENT OF FUNDS. (a) Subject to the terms and conditions herein set forth, no later than 11:00 A.M. (New York time) on the date specified in each Notice of

Borrowing, each Bank with a Commitment under the respective Facility will make available its PRO RATA share of each Borrowing requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in immediately available funds, denominated in U.S. Dollars, at the Payment Office and the Administrative Agent will promptly make available to the Borrower by depositing to the Borrower's account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds Effective Rate or (Y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with
Section 1.08, for the respective Loans.

         (b) Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

         1.05 NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, all the Loans made to it by each Bank shall be evidenced (i) if Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Term Notes") and (ii) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes").

         (b) The Term Note issued to each Bank that has a Term Loan Commitment or outstanding Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount equal to the initial Term Loan Commitment of such Bank and be payable in the principal amount of Term Loans evidenced thereby (or in the case of a new Term Note issued pursuant to Section 11.04, the Term Loans evidenced thereby at the time of issuance), (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01, and mandatory repayment and prepayment as provided in Section 3.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (c) The Revolving Note issued to each Bank that has a Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01, and mandatory prepayment as provided in Section 3.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

         (d) Each Bank will record on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the Borrower's obligations in respect of such Loans.

         1.06 CONVERSIONS. The Borrower shall have the option to convert on any Business Day, all or a portion at least equal to $1,000,000 (and, if in excess thereof, an integral multiple of $500,000) of the outstanding principal amount of the Loans of one Type pursuant to a Facility into a Borrowing or Borrowings of the other Type of Loan under such Facility; provided that (i) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans pursuant to such Borrowing to less than $1,000,000, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion,
(iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02, (iv) Eurodollar Loans may only be converted into Base Rate Loans on the last day of the Interest Period applicable thereto and (v) each such conversion shall be made PRO RATA among the Loans of each Bank of the Type being converted. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' (or one Business Days in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

         1.07 PRO RATA BORROWINGS. All Loans under this Agreement shall be made by the Banks PRO RATA on the basis of their Term Loan Commitments and Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the

Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

         1.08 INTEREST. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of
(i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to
Section 106, at a rate per annum which shall at all times be the Applicable Percentage then in effect for Base Rate Loans plus the Base Rate in effect from time to time.

         (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan or (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the Applicable Percentage then in effect for Eurodollar Loans plus the relevant Eurodollar Rate for the Interest Period applicable to such Eurodollar Loan.

         (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall bear interest at a rate per annum equal to the greater of (x) the Base Rate in effect from time to time plus the sum of (i) 2% and (ii) the Applicable Percentage then in effect for Base Rate Loans and (y) the rate which is 2% in excess of the rate then borne by such Loan.

         (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each calendar quarter, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of six months, on the date occurring three months after the first day of such Interest Period and (iii) in respect of each Loan, on any conversion or prepayment (on the amount so converted or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         (e) All computations of interest hereunder shall be made in accordance with Section 11.07(b) and (c).

         (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof

         1.09 INTEREST PERIODS. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period to be applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

                  (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                  (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                   (iv) no Interest Period for a Borrowing under a Facility may be elected if it would extend beyond the Maturity Date for such Facility;

                  (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence; and

                   (vi) no Interest Period with respect to any Borrowing of Term Loans may be elected that would extend beyond any date upon which a mandatory repayment of Term Loans is required to be made under Section 3.02(i)(a) if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans maintained as Eurodollar Loans with Interest Periods ending after such date would exceed the aggregate principal amount of Term Loans permitted to be outstanding after such mandatory repayment.

If upon the expiration of any Interest Period, the Borrower has failed, or is not permitted, to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

                   1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that
(x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Bank (other than a Defaulting Bank) shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any date for determining the Eurodollar Rate for any Interest Period, that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Bank in good faith deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (y) other circumstances affecting the interbank Eurodollar market or the position of such Bank in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any change since the Effective Date in any law, governmental rule, regulation guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Bank customarily complies, or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower or, in the case of a Notice of Borrowing, shall, at the option of the Borrower, be deemed converted into a Notice of Borrowing for Base Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing,
(y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof which basis shall be reasonable and consistently applied, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Bank (other than a Defaulting Bank) pursuant to Section l.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Base Rate Loans or require the affected Bank to make its requested Loan as a Base Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Bank to convert each such affected Eurodollar Loan into a Base Rate Loan, PROVIDED that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Bank (other than a Defaulting Bank) shall have determined that after the Effective Date the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Bank or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing the rate of return on such Banks or its parent corporations capital or assets as a consequence of such Bank's commitments or obligations hereunder to a level below that which such Bank or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Banks or its parent corporations policies with respect to capital adequacy), then from time to time, upon demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or its parent corporation for such reduction. Each Bank (other than a Defaulting
Bank), upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, which basis must be reasonable and consistently applied, although the failure to give any such notice shall not release or diminish any of the Borrowers obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.


                  1.11 COMPENSATION. The Borrower shall compensate each Bank (other than a Defaulting Bank), upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit with respect to such Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other failure by the

Borrower to repay its Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). Calculation of all amounts payable to a Bank under this Section 1.11 shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank or other bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

                  1.12 CHANGE OF LENDING OFFICE. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii) or 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that, in the opinion of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10 or 3.04.

                  1.13 REPLACEMENT OF BANKS. (x) If any Bank becomes a Defaulting Bank or (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs, the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Bank (the "Replaced Bank") with one or more other banks or financial institutions, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") reasonably acceptable to the Administrative Agent (which acceptance shall not be unreasonably withheld or delayed), PROVIDED that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 11.04(b) (and with all fees payable pursuant to said Section 11.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank in respect thereof an amount equal to
(A) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 2.01, (ii) all obligations (including, without limitation, all such amounts, if any, due and owing under Section 1.11) of the Borrower due and owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in fall to such Replaced Bank concurrently with such replacement and (iii) no Bank may be replaced pursuant to this Section 1.13 unless each other Bank which is a Defaulting Bank or which is charging increased costs of the type described above, as the case may be, is replaced substantially concurrently pursuant to this Section. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 6.13 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower,

(x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 10.07 and 11.01) and any claims of the Borrower against such Replaced Bank, which shall survive as to such Replaced Bank and (y) Annex I hereto shall be deemed modified to reflect the changed Commitments (and/or outstanding Term Loans, as the case may be) resulting from the assignment from the Replaced Bank to the Replacement Bank.

                  1.14 LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Section 1.10 or 3.04 of this Agreement, unless a Bank gives notice to the Borrower that it is obligated to pay an amount under Section 1.10(a), 1.10(c) or 3.04 within 180 days after the later of (x) the date the Bank incurs increased costs or reductions in the amounts received or receivable or (y) the date such Bank has actual knowledge of its incurrence of the increased costs or reductions in amounts received or receivable, then such Bank shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10 or 3.04, as the case may be, to the extent the costs or reductions in amounts received or receivable are incurred or suffered on or after the date which occurs 180 days prior to such Bank giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section. This Section 1.14 shall have no applicability to any Section of this Agreement other than said Sections 1.10 and 3.04.



                   SECTION 2. FEES; COMMITMENTS

                   2.01 FEES. (a) The Borrower shall pay to the Administrative Agent for the account of each Bank (other than a Defaulting Bank) a commitment fee (the "Commitment Fee") for the period from the Effective Date to and including the date on which the Total Revolving Loan Commitment has been terminated, computed at a rate equal to 3/4 of 1% per annum on the average daily Unutilized Revolving Loan Commitment of each such Bank. Accrued Commitment Fees shall be due and payable in arrears on the last Business Day of each calendar quarter and the date upon which the Total Revolving Loan Commitment is terminated.

                   (b) The Borrower shall pay to the Administrative Agent, for the account of the Administrative Agent, when and as due, such fees as have been, or are from time to time, separately agreed upon.

                   (c) All computations of fees shall be made in accordance with
Section 11.07(b).

                   2.02 MANDATORY REDUCTIONS OF COMMITMENTS. (a) The Total Commitment (and the Commitment of each Bank) shall terminate in its entirety at 5:00 p.m. (New York time) on the Expiration Date unless the Initial Borrowing Date has occurred on or before such date.

                   (b) The Total Term Loan Commitment shall terminate on the Initial Borrowing Date, after giving effect to the incurrence of Term Loans on such date.

                   (c) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate on the earlier of (i) the Revolving Loan Maturity Date and (ii) the date on which a Change of Control occurs.

                   SECTION 3. PAYMENTS.

                   3.01 VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay Loans, without premium or penalty (except for amounts payable pursuant to Section 1.11), in whole or in part, from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans or Revolving Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent (x) in the case of Base Rate Loans, no later than 12:00 Noon (New York time) one Business Day prior to the date of such prepayment, or (y) in the case of Eurodollar Loans, three Business Days prior to the date of such prepayment, which notice shall promptly be transmitted by the Administrative Agent to each of the Banks; (ii) each partial prepayment of any Borrowing shall be in an aggregate principal amount of at least $250,000, PROVIDED that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than $1,000,000, (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans; and (iv) each prepayment of Term Loans pursuant to this Section 3.01 shall reduce the then remaining Scheduled Repayments in the inverse order of maturities.

                   3.02  MANDATORY REPAYMENTS AND PREPAYMENTS.

                   (i) Requirements:

                   (a) On each date set forth below, the Borrower shall be required to repay the principal amount of Term Loans as is set forth opposite such date (each such repayment, as the same may be reduced pursuant to Section 2.03, 3.01 and/or 3.02(ii)(a), a "Scheduled Repayment"):

                   Scheduled Repayment Date                   Amount
                   ------------------------                   ------
                   February 17, 2000                           $3,000,000
                   May 17, 2000                                $1,000,000
                   August 17, 2000                             31,000,000
                   November 17, 2000                           $1,000,000
                   February 17, 2001                           $1,000,000
                   May 17, 2001                                $l,500,000
                   August 17, 2001                             $1,500,000
                   November 17, 2001                           $1,500,000
                   February 17, 2002                           $1,500,000
                   May 17, 2002                                $2,250,000
                   August 17, 2002                             $2,250,000
                   November 17, 2002                           $2,250,000

                  February 17, 2003                             $2,250,000
                  May 17, 2003                                  $2,250,000
                  August 17, 2003                               $2,250,000
                  November 17, 2003                             $2 250,000
                  February 17, 2004                             $2,250,000
                  May 17, 2004                                  $2,250,000
                  August 17, 2004                               $2,250,000
                  November 17, 2004                             $2,250,000
                  February 17, 2005                             $2,250,000

                  (b) On the 100th day following the last day of each fiscal year of the Borrower (beginning with the fiscal year ending December 31, 1999), the Borrower will prepay the principal of the Term Loans in an amount, if positive, equal to Excess Cash Flow for such fiscal year, less any optional prepayments made pursuant to Section 3.01 during such period, or in the 100-day period prior to any prepayment being due under this Section 3.02 (i)(b).

                  (c) On the date on which any Change of Control occurs, the outstanding principal amount of all Loans shall be due and payable in full.

                  (d) If on any date the outstanding principal amount of Revolving Loans (after giving effect to all other repayments thereof on such date) exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of the Revolving Loans in an amount equal to such excess.

                  (ii) Application:

                  (a) Each mandatory prepayment of Term Loans pursuant to
Section 3.02(i)(b) shall be applied to reduce the then remaining Scheduled Repayments in inverse order of maturity.

                   (b) With respect to each prepayment of Loans required by this
Section 3.02, the Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which made; PROVIDED that (i) the Borrower shall first so designate all Base Rate Loans and Eurodollar Loans with Interest Periods ending on the date of repayment prior to designating any other Eurodollar Loans; (ii) if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied PRO RATA among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

                   3.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement and the Notes shall be made to the Administrative Agent for the ratable account of the Banks entitled thereto, not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written, telex or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

                   3.04 NET PAYMENTS. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank, in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

                   (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 11.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above,
(x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in
Section 3.04(a), but subject to Section 11.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and
(y) the Borrower shall not be obligated pursuant to Section 3.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.04 and except as set forth in Section 11.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.


                   SECTION 4. CONDITIONS PRECEDENT. The obligation of the Banks to make Loans to the Borrower hereunder is subject, at the time of the making of each such Loan (except as otherwise hereinafter indicated), to the satisfaction of each of the following conditions:

                  4.01 EFFECTIVENESS; NOTES. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred, and (ii) there shall have been delivered to the Administrative Agent for the account of each Bank the appropriate Term Note and Revolving Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

                   4.02 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of the making of each Loan and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of such Loan, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                   4.03 OFFICERS CERTIFICATE. On the Initial Borrowing Date, the Administrative Agent shall have received an officer's certificate dated such date, signed by an appropriate officer of the Borrower, stating that all of the applicable conditions set forth in Sections 4.02, 4.06, 4.07, 4.10 and 4.14 exist as of such date.

                  4.04 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received an opinion, or opinions, in form and substance reasonably satisfactory to the Administrative Agent, addressed to each of the Banks and dated the Initial Borrowing Date, from (i) John F. Novatney, Jr, counsel to the Borrower, which opinion shall cover the matters contained in Exhibit C-1 hereto, (ii) McDermott, Will & Emery, special counsel to the Borrower, which opinion shall cover the matters contained in Exhibit C-2 hereto, and (iii) White & Case, special counsel to the Banks, which opinion shall cover the matters contained in Exhibit C-3 hereto.

                   4.05 CORPORATE PROCEEDINGS. (a) On the Initial Borrowing Date, the Banks shall have received from the Borrower an officer's certificate, dated the Initial Borrowing Date, signed by the President or any Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit D hereto with appropriate insertions, together with (x) copies of the Certificate of Incorporation and By-Laws of the Borrower and (y) the resolutions of the Borrower and the other documents referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent.

                   (b) All corporate, tax and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement, the other Credit Documents and the Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities

                  4.06 ADVERSE CHANGE, ETC. Neither the Administrative Agent nor the Required Banks shall have become aware of any facts or conditions not previously known or disclosed, whether occurring prior to or after the Effective Date, and since December 31, 1997 nothing shall have occurred, which, when taken as a whole, the Administrative Agent shall reasonably determine (i) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Banks or the Administrative Agent under this Agreement or any other Credit Document, or on the ability of the Borrower to perform its obligations to them, or (ii) has or is reasonably likely to have a Material Adverse Effect.

                  4.07 LITIGATION. No actions, suits or proceedings shall be pending or, to the knowledge of the Borrower, threatened against the Borrower
(i) with respect to this Agreement or any other Credit Document, the Transaction Documents or the transactions contemplated hereby or thereby (including the Acquisition) or (ii) which either the Administrative Agent or the Required Banks shall determine has, or is reasonably likely to have, (x) a Material Adverse Effect or (y) a material adverse effect on the rights or remedies of the Banks or the Administrative Agent hereunder or under any other Credit Document or on the ability of the Borrower to perform its obligations to them hereunder or under any other Credit Documents.

                  4.08 CAPITAL STRUCTURE. The corporate and capital structure (and all agreements related thereto) of the Borrower and all organizational documents of the Borrower shall be reasonably satisfactory to the Administrative Agent, and Insurance Partners and/or its affiliates shall own at least 25% of the equity of the Borrower on a fully diluted basis and shall be the largest single shareholder of the Borrower.

                  4.09 PLEDGE AGREEMENT. On or prior to the Initial Borrowing Date, the Borrower shall have duly authorized, executed and delivered a Pledge Agreement substantially in the form of Exhibit G hereto (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Pledge Agreement"), which Pledge Agreement shall be in full force and effect, and shall have delivered to the Collateral Agent, as pledgee thereunder:

                      (A) all of the Pledged Securities referred to therein,
              endorsed in blank or together with undated stock powers executed in blank, as appropriate;

                      (B) executed copies of Financing Statements (Form UCC-1)
              in appropriate form for filing under the UCC of each jurisdiction as may be reasonably necessary to perfect the security interests purported to be created by the Pledge Agreement; and

                      (C) evidence that all other actions necessary or, in the
              reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Pledge Agreement have been taken or will be taken promptly after the Initial Borrowing Date.

                  4.10 CONSUMMATION OF THE TRANSACTION. (a) On the Initial Borrowing Date, the Acquisition shall have been consummated in accordance with the Acquisition Documents, which Acquisition Documents shall be in form and substance reasonably satisfactory to the Administrative Agent, and all applicable laws, and each of the conditions precedent to the consummation of the Acquisition (including, without limitation, the accuracy in all material respects of the representations and warranties contained in the Acquisition Agreement) shall have been satisfied to the satisfaction of the Administrative Agent and not waived except with the reasonable consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

                  (b) The Refinancing shall have been consummated in accordance with the Refinancing Documents, which Refinancing Documents shall be in form and substance reasonably satisfactory to the Administrative Agent, and all applicable laws and each of the conditions precedent to the consummation of the Refinancing (including without limitation the accuracy in all material respects of the representations and warranties contained in the Refinancing Documents) shall have been satisfied, to the satisfaction of the Administrative Agent and shall not have been waived except with the reasonable consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), and all commitments in connection with the existing funded Indebtedness for borrowed money of the Borrower, Continental and Continental Corporation (other than the existing mortgage on the home office of the Borrower) shall have been terminated.

                  (c) Immediately prior to the consummation of the Transaction, the Borrower shall have cash on hand of at least $8,160,000.

                  (d) The Borrower shall have received gross cash proceeds from the Investment of at least $15,000,000 (it being understood and agreed that fees and expenses of counsel to the Investment purchasers and other similar transaction expenses, but excluding fees payable to the Investment purchasers, may be paid or withheld from such gross cash proceeds), and all of the documentation governing the terms of the Investment shall be reasonably satisfactory to the Administrative Agent.

                  (e) Continental shall have entered into the Reinsurance Transaction, and all of the terms and conditions relating to the Reinsurance Transaction shall be reasonably satisfactory to the Administrative Agent.

                  (D The Borrower shall have incurred a loan in the aggregate amount of $22,500,000 from RCH (the "RCH Bridge Loan"), and all of the terms and conditions relative to the RCH Bridge Loan shall be reasonably satisfactory to the Administrative Agent.

                  (g) The Borrower shall have used the aggregate amount received from the Investment, the Reinsurance Transaction and the RCH Bridge Loan, together with at least $8,160,000 of cash on hand, to make payments owing in connection with the Transaction concurrently with utilizing any proceeds of Loans pursuant to the this Agreement for such purpose.

                  4.11 TRANSACTION DOCUMENTS. On or before the Initial
Borrowing Date, there shall have been made available to the Administrative Agent (with delivery of copies thereof to the Administrative Agent and the Banks promptly following consummation of the Transaction), true and correct copies of the Transaction Documents and all terms of such Transaction Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks. The representations and warranties set forth in the Transaction Documents shall be true and correct in all material respects as if made on and as of the Initial Borrowing Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. Concurrently with the incurrence of the Term Loans on the Initial Borrowing Date, the Transaction shall have been consummated in substantial compliance with the terms of the Transaction Documents and all Legal Requirements.

                  4.12 VARIOUS AGREEMENTS. On or prior to the Initial Borrowing Date, there shall have been made available to the Administrative Agent (and copies thereof shall have been made available to the Banks requesting same) copies, certified as true and correct by an appropriate officer of the Borrower, of:

                  (a) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower or any of its Subsidiaries or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Plan Documents");

                  (b) all material employment agreements (or the forms thereof), if any, with respect to the senior management of the Borrower or any of its Subsidiaries including, without limitation, Continental and its Subsidiaries (collectively, the "Management Agreements");

                  (c) all agreements, if any, (or the forms thereof) entered or to be entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements (or the forms thereof) entered or to be entered into by stockholders relating to any such entity with respect to its capital stock, but excluding agreements with directors of any Subsidiaries of the Borrower relating to directors' qualifying shares held by such directors (collectively, the "Stockholders Agreements");

                  (d) all tax sharing, tax allocation and other similar agreements (or the forms thereof) entered or to be entered into by the Borrower and/or any of its Subsidiaries (collectively, the "Tax Sharing Agreements");

                  (e) all material agreements entered into between the Borrower and any of its Subsidiaries and/or among or between any of the Borrowers Subsidiaries relating to the allocation of expenses incurred by the Borrower or any such Subsidiary (collectively, the "Shared Expenses Agreements");

                   (f) all material contracts of the Borrower or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction, including, without limitation, all management and/or service contracts entered into or to be entered into between the Borrower and its Subsidiaries (collectively, the "Material Contracts"); and

                   (g) all material Reinsurance Agreements of the Borrower and each of its Subsidiaries;

all of which Plan Documents, Management Agreements, Stockholders Agreements, Tax Sharing Agreements, Shared Expenses Agreements, Material Contracts and Reinsurance Agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

                  4.13 FINANCIAL STATEMENTS; PROJECTIONS. Prior to the Initial Borrowing Date, the Borrower shall have delivered or caused to be delivered to the Administrative Agent with copies for each Bank:

                   (a)(i) the audited Annual Statement of Central Reserve Life Insurance Company for the fiscal year ended December 31, 1997, prepared in accordance with SAP and as filed with the respective Applicable Insurance Regulatory Authority, which Annual Statement shall be reasonably satisfactory in form and substance to the Administrative Agent and (ii) the unaudited Quarterly Statement of Central Reserve Life Insurance Company for the quarter ended September 30, 1998, prepared in accordance with SAP and as filed with the respective Applicable Insurance Regulatory Authority, which Quarterly Statement shall be reasonably satisfactory in form and substance to the Administrative Agent;

                   (b)(i) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 1997, and the related consolidated statements of income, of stockholder's equity and of cash flows, in each case prepared in accordance with GAAP and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal quarter ended September 30, 1998, and the related consolidated statements of income, of stockholders' equity and of cash flows, in each case prepared in accordance with GAAP;

                   (c)(i) the audited Annual Statement of Continental for the fiscal year ended December 31, 1997, prepared in accordance with SAP and as filed with the respective Applicable Insurance Regulatory Authority, which Annual Statement shall be reasonably satisfactory in form and substance to the Administrative Agent and (ii) the unaudited Quarterly Statement of Continental for the quarter ended September 30, 1998, prepared in accordance with SAP and as filed with the respective Applicable Insurance Regulatory Authority, which Quarterly Statement shall be reasonably satisfactory in form and substance to the Administrative Agent;

                  (d) projected financial statements for the Borrower and its Subsidiaries reflecting the projected financial condition, income and expenses of the Borrower and its Subsidiaries after giving effect to the Transaction and the other transactions contemplated hereby, which projected financial statements shall be reasonably satisfactory in form and substance to the Administrative Agent;

                  (e) a closing funds flow statement in connection with the Transaction, in form and substance satisfactory to the Administrative Agent; and

                  (f) a PRO FORMA balance sheet of Borrower, as of the Initial Borrowing Date, after giving effect to the Transaction and the other transactions contemplated hereby.

                  4.14 APPROVALS. ETC. On the Initial Borrowing Date the following approvals shall have been obtained to the satisfaction of the Banks:

                  (i) all necessary and material governmental and third party approvals, permits and licenses (including without limitation the approval of the Departments of Insurance of the State of Ohio) in connection with the Transaction and this Agreement and the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein (including without limitation the Acquisition and the pledge of stock of the subsidiaries of the Borrower), to the extent such approvals, consents, permits and licenses are required to be obtained or made prior to the Initial Borrowing Date, shall have been obtained and remain in full force and effect, and all applicable waiting periods shall have expired, in each case without any action being taken by any competent authority (including any court having jurisdiction) which restrains, prevents or imposes, in the reasonable judgment of the Required Banks or the Administrative Agent, materially adverse conditions upon the consummation of the Transaction or any such agreement or transaction;

                  (ii) the Form A filed by the Borrower with the Insurance Department of the State of Nebraska, together with the approval of such Insurance Department of such Form A (and all stipulations or conditions relating to such approval), which approvals (and stipulations and conditions, if any) shall (x) specify the Insurance Department's intent to approve the Special Dividend once it has been declared by the New Continental Board of Directors and (y) be reasonably satisfactory to the Administrative Agent:

                  (iii) all necessary shareholder approvals required in connection with the Transaction shall have been obtained and remain in full force and effect;

                  (iv) all regulatory approvals in connection with the pledge of the stock of each Regulated Insurance Company shall have been obtained and remain in full force and effect.

                  (v) the payment of management fees to the Borrower or any of its Subsidiaries pursuant to service contracts entered into between the Borrower and certain Subsidiaries of the Borrower shall have been approved by each Applicable Insurance Regulatory Authority.

                  4.15 INDEBTEDNESS. On the Initial Borrowing Date and after giving effect to the consummation of the Transaction, the only Indebtedness for borrowed money of the Borrower and its Subsidiaries shall consist of the Indebtedness incurred pursuant to the Credit Documents (other than the existing mortgage on the home office of the Borrower).

                  4.16 PAYMENT OF FEES. On the Initial Borrowing Date, all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses), and all other compensation contemplated by this Agreement or the other Credit Documents, due to the Administrative Agent or any Banks shall have been paid to the extent due.

                   4.17 NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to all Borrowings of Loans.

                   4.18 INSURANCE POLICIES. On the Initial Borrowings Date, the Administrative Agent shall have received evidence of insurance complying with the requirements of Section 6.03 for the business and properties of the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

                   The acceptance of the benefits of the Loans on the Initial Borrowing Date and on the date of each Loan thereafter shall constitute a representation and warranty by the Borrower to each of the Banks that all of the applicable conditions specified in this Section 4 exist or have been satisfied (unless expressly waived by the Banks) as of such date. All of the certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks.

                   SECTION 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to make the Loans provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement and the making of the Loans (with the making of the Loans being deemed to constitute a representation and warranty that the matters specified in this Section 5 are true and correct in all material respects on and as of the date of the making of the Loans (after giving effect to the consummation of the Transaction on such date) unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date):

                   5.01 CORPORATE STATUS. The Borrower and each of its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) has been duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

                   5.02 CORPORATE POWER AND AUTHORITY. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party. The Borrower and each of its Subsidiaries has duly executed and delivered each Transaction

Document to which it is a party and each such Transaction Document constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors rights generally and general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                  5.03 NO CONTRAVENTION OF LAWS, AGREEMENTS OR ORGANIZATIONAL DOCUMENTS. Neither the execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Pledge Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the Articles of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

                  5.04 LITIGATION AND CONTINGENT LIABILITIES. (a) There are no actions, suits or proceedings pending, or threatened in a writing of which the Borrower is aware, involving the Borrower or any of its Subsidiaries (including, without limitation, with respect to the Transaction, this Agreement or any documentation executed in connection therewith or herewith) (i) which has or is reasonably likely to have a Material Adverse Effect or (ii) that would reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of the Borrower to perform its obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the making of any Loan hereunder.

                  (b) Except as fully reflected in the financial statements described in Section 5.11(b) (including the footnotes thereto), the Indebtedness incurred under this Agreement and all obligations incurred in the ordinary course of business since the date of the financial statements described in
Section 5.11(b), there were as of the Initial Borrowing Date (and after giving effect to the Loans made on such date), no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and the Borrower does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any such liability or obligation, which, in the case of any of the foregoing referred to in this clause (b), either individually or in the aggregate, are or would be reasonably likely to have a Material Adverse Effect.

                  5.05 USE OF PROCEEDS; MARGIN REGULATIONS. (a) The proceeds of all Term Loans shall be utilized solely to effect the Transaction and to pay costs and expenses in connection therewith

                   (b) The proceeds of all Revolving Loans shall be utilized for general corporate and working capital purposes.

                   (c) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

                  5.06 APPROVALS. Except for filings and approvals made or obtained on or prior to the Initial Borrowing Date, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required prior to the Initial Borrowing Date in connection with (i) the execution, delivery and performance of any Transaction Document by the Borrower or (ii) the legality, validity, binding effect or enforceability of any Transaction Document against the Borrower.

                   5.07 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                   5.08 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                   5.09 TRUE AND COMPLETE DISCLOSURE; PROJECTIONS AND ASSUMPTIONS. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Bank (including, without limitation, all information contained in the Transaction Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Administrative Agent will be, true and accurate in all material respects on the date as of which such information is dated and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided. The projections contained in such materials are based on good faith estimates and assumptions believed by the Borrower to be reasonable and attainable at the time made, it being recognized by the Banks that such Projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results.

                   5.10 CONSUMMATION OF TRANSACTION. As of the Initial Borrowing Date and concurrently with the initial Loans under this Agreement, (i) the Transaction has been consummated in accordance with, in all material respects, the terms and conditions of the Transaction Documents and all applicable laws and (ii) the Borrower is the direct owner of 100% of the outstanding capital stock of Continental, free and clear of all Liens (other than Liens created pursuant to the Pledge Agreement). All material consents and approvals of, and material filings and registrations with, and all other material actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Transaction in accordance with the terms and conditions of the Transaction Documents and all applicable laws have been, or prior to the time required, will have been, obtained, given, filed or taken (with no concessions, agreements or understandings having been made or entered into by the Borrower or any of its Subsidiaries in connection therewith other than those disclosed to the Banks prior to the Effective Date and found reasonably acceptable by the Administrative Agent) and are or will be in full force and effect. All applicable waiting periods with respect thereto have, or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the consummation of the Transaction. Additionally, there does not exist any judgment, order, or injunction prohibiting or imposing material adverse conditions upon the Transaction or the making of the Loans or the performance by the Borrower and its Subsidiaries of their obligations under the Transaction Documents.

                   5.11 FINANCIAL CONDITION; FINANCIAL STATEMENTS. (a) On and as of the Initial Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and all Indebtedness incurred, and to be incurred, on or prior to the Initial Borrowing Date, and Liens created, and to be created, on or prior to the Initial Borrowing Date, in connection with this Agreement, with respect to each of the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (on a consolidated basis) (x) the sum of the assets, at a fair valuation, of each of the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (on a consolidated basis) will exceed their debts, (y) the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (on a consolidated basis) will not have incurred nor intended to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) the Borrower (on a stand alone basis), and the Borrower and its Subsidiaries (on a consolidated basis) will have sufficient capital with which to conduct their business. For purposes of this Section 5.11(a), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                   (b) The financial statements and PRO FORMA balance sheet (after giving effect to the Transaction and the other transactions contemplated hereby) delivered to the Administrative Agent pursuant to Section 4.13 present fairly in all material respects the financial position of the respective Persons referred to in such Sections at the dates of said statements and the results of operations for the periods covered thereby (or, in the case of the pro forma balance sheet, present a good faith estimate of the consolidated PRO FORMA financial condition of each of the Borrower and its Subsidiaries and the Borrower and its Subsidiaries at the date thereof). All such financial statements have been prepared in accordance with SAP or GAAP, as indicated in
Section 4.13, consistently applied except to the extent provided in the notes to said financial statements. The projections contained in such materials are based on good faith estimates and assumptions believed by the Borrower to be reasonable and attainable at the time made, it being recognized by the Banks that such Projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results.

                   (c) Since October 27, 1998, nothing has occurred which, when taken as a whole, has or is reasonably likely to have a Material Adverse Effect.

                   5.12 SECURITY INTERESTS. On and after the Initial Borrowing Date, the Pledge Agreement creates, as security for the Obligations, valid and enforceable perfected security interests in and Liens on all of the Collateral subject thereto, superior to and prior to the rights of all third persons and subject to no other Liens other than Liens permitted pursuant to Sections 7.03(a), (b), (f), (g) and (h), in favor of the Collateral Agent for the benefit of the Banks. At all times on or after the Initial Borrowing Date, the Borrower has good and marketable title to all Collateral free and clear of all Liens (except as created pursuant to the Pledge Agreement). No filings or recordings are required in order to perfect the security interests created under the Pledge Agreement except for filings or recordings which shall have been made, or provided for to the reasonable satisfaction of the Administrative Agent, upon or prior to the Initial Borrowing Date.

                   5.13 TAX RETURNS AND PAYMENTS. The Borrower and each of its Subsidiaries has filed all federal income tax returns and all other tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of such Person) for the payment of, all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                   5.14 COMPLIANCE WITH ERISA. (a) Annex IV sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter" from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a) (3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 of 304 of ERISA; all contributions required to be made with respect to a

Plan have been timely made except to the extent of any such contribution which, if not timely made, would not result in a material liability to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(1), 515, 4062, 4063, 4064, 4069, 4201, 4204, or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of
the Code or expects to incur any material amount of such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material amount of liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA in a distress termination; no action, suit, proceeding. hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits or relating to qualified domestic relations orders) is pending, expected or threatened; no Plan is a multiemplover plan (as defined in Section 4001(a)(3) of ERISA); neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability as a result of any group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) other than a multiemployer plan described in Section 3(37) of ERISA which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate having not been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  5.15 SUBSIDIARIES. (a) Annex V hereto lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein) and also identifies the owner thereof in each case existing on the Initial Borrowing Date (after giving effect to the Transaction). All such Subsidiaries are direct or indirect Wholly-Owned Subsidiaries of the Borrower.

                  (b) There are no restrictions on the Borrower or any of its Subsidiaries which prohibit or otherwise restrict the transfer of cash or other assets from any Subsidiary of the Borrower to the Borrower, other than prohibitions or restrictions existing under or by reason of (i) this Agreement or the other Credit Documents, (ii) Legal Requirements, (iii) customary non-assignment provisions in contracts entered into in the ordinary course of business and consistent with past practices, and (iv) purchase money obligations for property acquired in the ordinary course of business, so long as such obligations are permitted under this Agreement.

                  5.16 INTELLECTUAL PROPERTY, ETC. The Borrower and each of its Subsidiaries have obtained all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted.

                  5.17 POLLUTION AND OTHER REGULATIONS. The Borrower and each of its Subsidiaries are in compliance with all laws and regulations relating to pollution and environmental control, equal employment opportunity and employee safety in all domestic and foreign jurisdictions in which the Borrower and each of its Subsidiaries is presently doing business, and the Borrower will comply and cause each of its Subsidiaries to comply with all such laws and regulations which may be imposed in the future in jurisdictions in which the Borrower or such Subsidiary may then be doing business; in each case other than those the non-compliance with which would not reasonably be expected to have a Material Adverse Effect.

                   5.18 LABOR RELATIONS; COLLECTIVE BARGAINING AGREEMENTS. (a) Set forth on Annex VI is a list and description (including dates of termination) of all Collective Bargaining Agreements between or applicable to the Borrower or any of its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of the Borrower and/or any Subsidiary on the Initial Borrowing Date.

                  (b) Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. (i) There is no significant unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or threatened in writing against any of them, before the national Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any Collective Bargaining Agreement is now pending against the Borrower or any of its Subsidiaries or threatened in writing against any of them, (ii) there is no significant strike, labor dispute, slowdown or stoppage is pending against the Borrower or any of its Subsidiaries or threatened in a writing of which the Borrower is aware against the Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

                  5.19 CAPITALIZATION. (a) On the Initial Borrowing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower consists of 2,000,000 shares of non-voting preferred stock, $.001 par value per share, none of which shall be issued and outstanding and 30,000,000 shares of common stock, $.001 par value per share, 11,495,172 of which are issued and outstanding. As of the Initial Borrowing Date, all such outstanding shares of the Borrower have been duly and validly issued and are fully paid and nonassessable. Except as set forth on Schedule IX, neither the Borrower nor any of its Subsidiaries has outstanding any securities convertible into or exchangeab1e for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except, in the case of the Borrower, for options, warrants and grants outstanding in the aggregate amounts set forth on Annex IX.

                  (b) On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Central Reserve Life Insurance Company shall consist of 3,000,000 shares of common stock, $2.00 par value per share, and all of the issued and outstanding shares of such common stock are owned by the Borrower. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable. Central Reserve Life Insurance Company does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  (c) On the Initial Borrowing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Continental Corporation consists of 10,000,000 shares of common stock, $0.01 par value per share, 4,294,869 of which shall be issued and outstanding and are owned by the Borrower. As of the Initial Borrowing Date, all such outstanding shares of Continental Corporation have been duly and validly issued and are fully paid and nonassessable. Continental Corporation does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  (d) On the Initial Borrowing Date, and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Continental consists of 6,500,000 shares of common stock, $1.00 par value per share, 4,196,569 of which shall be issued and outstanding and are owned by Continental Corporation. As of the Initial Borrowing Date, all such outstanding shares of Continental have been duly and validly issued and are fully paid and nonassessable. Continental does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  5.20 REPRESENTATIONS AND WARRANTIES IN TRANSACTION DOCUMENTS. All representations and warranties set forth in the Transaction Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  5.21 INDEBTEDNESS. Annex III sets forth a true and complete list of all Indebtedness for borrowed money of the Borrower and its Subsidiaries as of the Initial Borrowing Date (after giving effect to the Transaction), in each case showing the aggregate principal amount thereof, the name of the lender in respect thereof and the name of the respective borrower and any other entity which has directly or indirectly guaranteed such Indebtedness.

                  5.22 COMPLIANCE WITH STATUTES, ETC. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable environmental laws), except such noncompliances as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.23 INSURANCE LICENSES. Each Regulated Insurance Company has obtained and maintains in full force and effect all licenses and permits from all regulatory authorities necessary to operate in the jurisdictions in which such Regulated Insurance Company operates, in each case other than such licenses and permits the failure to obtain or maintain, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

                  5.24 YEAR 2000 COMPLIANCE. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by June 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) is not reasonably likely to result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without a Material Adverse Effect.

                  SECTION 6. AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees that on the Initial Borrowing Date and thereafter, for so long as this Agreement is in effect and until the Loans, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  6.01 INFORMATION COVENANTS. The Borrower will furnish or cause to be furnished to each Bank:

                  (a) ANNUAL FINANCIAL STATEMENTS. (i) As soon as available and in any event within 100 days after the close of each fiscal year of the Borrower, (x) the consolidated balance sheet of the Borrower and its Subsidiaries, in each case, as at the end of such fiscal year and the related consolidated statements of income, of stockholders equity and of cash flows for such fiscal year and (y) the consolidating balance sheet of the Borrower and each of its Subsidiaries as at the end of the fiscal year and the related consolidating statements of income, of stockholders' equity and of cash flows for such fiscal year; in each case prepared in accordance with GAAP and setting forth comparative figures for the preceding fiscal year, and, in the case of such consolidated statements, examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Borrower and its Subsidiaries as a going concern, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with GAAP, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

         (ii) As soon as available and in any event within 75 days after the close of each fiscal year of each Regulated Insurance Company, the Annual Statement (prepared in accordance with SAP) for such fiscal year of such Regulated Insurance Company, as filed with the Applicable Insurance Regulatory Authority in compliance with the requirements thereof (or a report containing equivalent information for any Regulated Insurance Company not so required to file the foregoing with the Applicable Insurance Regulatory Authority) together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of such Regulated Insurance Company stating that such Annual Statement presents fairly in all material respects the financial condition and results of operations of such Regulated Insurance Company in accordance with SAP.

         (iii) As soon as available and in any event within 100 days after the close of each fiscal year of the Borrower, a copy of the "Statement of Actuarial Opinion" and "Management Discussion and Analysis" for each Regulated Insurance Company (prepared in accordance with SAP) for such fiscal year and as filed with the Applicable Regulatory Insurance Authority in compliance with the requirements thereof (or a report containing equivalent information for any Regulated Insurance Company not so required to file the foregoing with the Applicable Regulatory Insurance Authority).

         (b) QUARTERLY FINANCIAL STATEMENTS. (i) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, (x) the consolidated balance sheet of the Borrower and its Subsidiaries, at the end of such fiscal quarter and the related consolidated statements of income, of stockholder's equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and (y) the consolidating balance sheet of the Borrower and each of its Subsidiaries as at the end of such fiscal quarter and the related consolidating statements of income, of stockholders' equity and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; in each case setting forth comparative figures for the related periods in the prior fiscal year, and all of which shall be prepared in accordance with GAAP and certified by the Chief Financial Officer or other Authorized Officer of the Borrower, as the case may be, subject to changes resulting from normal year-end audit adjustments.

         (ii) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of each Regulated Insurance Company, quarterly financial statements (prepared in accordance with SAP) for such fiscal period of such Regulated Insurance Company, as filed with the Applicable Insurance Regulatory Authority, together with the opinion thereon of the Chief Financial Officer or other Authorized Officer of such Regulated Insurance Company stating that such financial statements present fairly in all material respects the financial condition and results of operations of such Regulated Insurance Company in accordance with SAP.

         (c) FINANCIAL PLANS, ETC. No later than 90 days following the first day of each fiscal year of the Borrower, copies of the annual financial plan or budget for such fiscal year prepared by management of the Borrower for its internal use and distributed to the Board of Directors of the Borrower. Together with each delivery of financial statements pursuant to Section 6.01(a)(ii) and
(b)(ii), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the plans required to be submitted pursuant to this clause (c) shall be presented.

         (d) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 6.01(a)(i) and (ii) and (b)(i) and (ii), a certificate of the Chief Financial Officer or other Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (x) the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 7.10, 7.11, 7.12 and 7.13 as at the end of such fiscal year or quarter, as the case may be, and (y) a summary of all outstanding litigation at the end of such fiscal year or quarter and of all litigation settled during the preceding fiscal quarter, in each case involving the Borrower or any of its Subsidiaries, but only to the extent that any such litigation (i) arises outside the ordinary course of business of the Borrower and its Subsidiaries or (ii) would reasonably be expected to have a Material Adverse Effect.

         (e) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within five Business Days after the Borrower or any of its Subsidiaries obtains knowledge thereof, (x) notice of the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) promptly after the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of any outstanding litigation or governmental or regulatory proceeding pending against the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect. or a material adverse effect on the ability of the Borrower to perform its respective obligations hereunder or under any other Credit Document.

         (f) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of (x) each other report or "management letter" submitted to the Borrower or any of its Subsidiaries by their independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any of its Subsidiaries and (y) each report submitted to the Borrower or any of its Subsidiaries by any in dependent actuary.

         (g) RESERVE ADEQUACY REPORT. Promptly following a request from the Administrative Agent or the Required Banks (which request may only be made once a year, unless an Event of Default has occurred and is continuing), a report prepared by an independent actuarial consulting firm of recognized professional standing reasonably satisfactory to the Administrative Agent and the Required Banks reviewing the adequacy of reserves of each Regulated Insurance Company determined in accordance with SAP, which firm shall be provided access to or copies of all reserve analyses and valuations relating to the insurance business of each Regulated Insurance Company in the possession of or available to the Borrower or its Subsidiaries.

                  (h) OTHER REGULATORY STATEMENTS AND REPORTS. Promptly (A) after receipt thereof, copies of all triennial examinations and risk adjusted capital reports of any Regulated Insurance Company, delivered to such Person by any Applicable Insurance Regulatory Authority, insurance commission or similar regulatory authority, (B) after receipt thereof, written notice of any assertion by any Applicable Insurance Regulatory Authority or any governmental agency or agencies substituted therefor, as to a violation of any Legal Requirement by any Regulated Insurance Company which is likely to have a Material Adverse Effect,
         (C) after receipt thereof, a copy of the final report to each Regulated Insurance Company from the NAIC for each fiscal year, as to such Regulated Insurance Company's compliance or noncompliance with each of the NAIC Tests, (D) after receipt thereof, a copy of any notice of termination, cancellation or recapture of any Reinsurance Agreement or Retrocession Agreement to which a Regulated Insurance Company is a party to the extent such termination or cancellation is reasonably likely to have a Material Adverse Effect, (E) and in any event within ten Business Days after receipt thereof, copies of any notice of actual suspension, termination or revocation of any license of any Regulated Insurance Company by any Applicable Insurance Regulatory Authority, including any request by an Applicable Insurance Regulatory Authority which commits a Regulated Insurance Company to take or refrain from taking any action or which otherwise affects the authority of such Regulated Insurance Company to conduct its business, and (F) and in any event within ten Business Days after the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of any actual changes in the insurance laws enacted in any state in which any Regulated Insurance Company is domiciled which would reasonably be expected to have a Material Adverse Effect.

                  (i) OTHER INFORMATION. Promptly upon transmission thereof, copies of any final filings and final registrations with, and reports to, the SEC by the Borrower or any of its Subsidiaries (other than any registration statement on Form S-8) and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send to analysts generally or the holders of their capital stock in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or existing documents (financial or otherwise) as the Administrative Agent or any Bank may reasonably request from time to time.

                  6.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession (but only to the extent the Borrower or such Subsidiary has the right to do so to the extent in the possession of another Person), and to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals, upon reasonable prior notice and to such reasonable extent as the Administrative Agent or any Bank may request.

                  6.03 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice.

                  6.04 PAYMENT OF TAXES. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims (other than claims relating to the adjustment or settling, in the ordinary course of business, of claims in respect of insurance policies or reinsurance contracts) which, if unpaid, might become a Lien or charge upon any properties of the Borrower or any of its Subsidiaries; PROVIDED that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower) with respect thereto in accordance with GAAP or (ii) if the aggregate amount of all such unpaid taxes, assessments, charges, levies and claims not contested and reserved against as provided in clause (i) above does not exceed $100,000.

                  6.05 CORPORATE FRANCHISES. The Borrower will do, and will cause each Subsidiary to do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and authority; PROVIDED that any transaction permitted by Section 7.02 will not constitute a breach of this Section 6.05.

                  6.06 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each Subsidiary to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

                  6.07 ERISA. As soon as possible and, in any event, within 10 Business Days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Banks a certificate of the chief financial officer, another authorized officer or the general counsel of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required, or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made except to the extent that any such untimely contribution would not result in a material liability to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any material amount of liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(1) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides death, health or severance benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or applicable state law) or any Plan. At the request of any Bank, the Borrower will promptly deliver to such Bank a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, if requested by the Banks, copies of annual reports and any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan shall be delivered to the Banks no later than 10 Business Days after the date such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable.

                  6.08 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of each mortgage, indenture, security agreement, other debt instrument and material contract by which it is bound or to which it is a party.

                  6.09 GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses.

                  6.10 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

                  6.11 MAINTENANCE OF LICENSES AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, maintain all permits, licenses and consents as may be required for the conduct of its business by any state, federal or local government agency or instrumentality except where failure to maintain the same would not reasonably be expected to have a Material Adverse Effect.

                  6.12 REGISTER. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 6.13, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the obligations of the Borrower in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 11.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 6.13 (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Administrative Agent).

                  6.13 APPROVAL AND PAYMENT OF THE SPECIAL DIVIDEND. Immediately, and in any event within one Business Day after the Initial Borrowing Date, Continental will elect a new board of directors (the "New Continental Board of Directors") and such New Board of Directors will declare the issuance of a special cash dividend or distribution from Continental to Continental Corporation in an aggregate amount of at least $22,500,000, and Continental Corporation will declare the issuance of a special cash dividend or distribution from Continental Corporation to the Borrower in an equal amount (collectively, the "Special Dividend"), and such Special Dividend will be paid in full.

                  6.14 PAYMENT OF RCH BRIDGE LOAN. The Borrower will use the proceeds of the Special Dividend to pay off the RCH Bridge Loan in full.

                   SECTION 7. NEGATIVE COVENANTS. The Borrower hereby covenants and agrees that on the Initial Borrowing Date and thereafter, for so long as this Agreement is in effect and until the Loans together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  7.01 CHANGES IN BUSINESS. (a) The Borrower will not permit any of its Subsidiaries to engage in any business other than the issuance of life and health insurance and annuity contracts and activities, directly or indirectly, related thereto.

                  (b) The Borrower will engage in no business other than (i) the ownership of the capital stock and other equity interests in its Subsidiaries,
(ii) the incurrence of Indebtedness permitted to be incurred by it under Section 7.04, (iii) acquisitions permitted under Section 7.02(h) and (iv) the entering into and performing of its obligations under the Transaction Documents.

                  7.02 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of any of its property or assets (including the sale of capital stock of any of its Subsidiaries, but excluding any sale or disposition of property or assets (including, without limitation, the sale of obsolete assets) in the ordinary course of business), or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business) or agree to do any of the foregoing at any future time, except that the following shall be permitted:

                  (a)  The Transaction;

                  (b) Capital Expenditures by the Borrower and its Subsidiaries to the extent permitted by Section 7.05;

                  (c) The investments, acquisitions and transfers or dispositions of property permitted pursuant to Section 7.06;

                  (d) The merger or consolidation or liquidation of any Wholly-Owned Subsidiary of the Borrower with or into another Wholly-Owned Subsidiary of the Borrower;

                  (e) Any Regulated Insurance Company may enter into any Insurance Contract, Reinsurance Agreement or Retrocession Agreement in the ordinary course of business in accordance with its normal underwriting, indemnity and retention policies, PROVIDED that no Regulated Insurance Company shall enter into any Financial Reinsurance Agreements;

                  (f) The Borrower or any of its Subsidiaries may enter into leases of property or assets in the ordinary course of business not otherwise in violation of this Agreement;

                  (g) Each of the Borrower and its Subsidiaries may sell assets, PROVIDED that (w) each such sale shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower), (x) each such sale results in consideration in the form of cash, (y) the aggregate sale proceeds from all assets subject to such sales pursuant to this clause and (g) in any fiscal year shall not exceed 10% of the Consolidated Net Worth of the Borrower as of the first day of such fiscal year provided that (i) on a PRO FORMA basis (the PRO FORMA adjustments made by the Borrower pursuant to this clause (i) shall be subject to the reasonable satisfaction of the Administrative Agent) determined as if such asset sale had been consummated on the date occurring twelve months prior to the last day of the most recently ended fiscal quarter of the Borrower with respect to any asset sale, the Borrower and its Subsidiaries would have been in compliance with Sections 7.10 through 7.13 of this Agreement as of, or for the relevant period ended on, the last day of such fiscal quarter and (ii) on a PRO FORMA basis (the PRO FORMA adjustments made by the Borrower pursuant to this clause (ii) shall be subject to the reasonable satisfaction of the Administrative Agent) determined as if such asset sale had been consummated the covenants contained in Sections 7.10 through 7.13 will continue to be met for the twelve-month period following the last day of the fiscal quarter ended after the date of the consummation of such asset sale;

         (h) So long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may acquire assets or the capital stock of any Person (any such acquisitions permitted by this clause (h), a "Permitted Acquisition"), PROVIDED, that (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the businesses permitted pursuant to Section 7.01(a), (ii) each such acquisition shall be for an amount not greater than the fair market value thereof (as determined in good faith by the Board of Directors of the Borrower),
(iii) the aggregate amount expended by the Borrower and its Subsidiaries for Permitted Acquisitions (after giving effect to any reinsurance or similar arrangement) shall not in any fiscal year exceed 10% of the Consolidated Net Worth of the Borrower and its Subsidiaries as of the first day of such fiscal year, (iv) on a PRO FORMA basis (the PRO FORMA adjustments made by the Borrower pursuant to this clause (iv) shall be subject to the reasonable satisfaction of the Administrative Agent) determined as if such acquisition had been consummated on the date occurring twelve months prior to the last day of the most recently ended fiscal quarter of the Borrower, the Borrower and its Subsidiaries would have been in compliance with Sections 7.10 through 7.13 of this Agreement as of, or for the relevant period ended on, the last day of such fiscal quarter,
(v) on a PRO FORMA basis (the PRO FORMA adjustments made by the Borrower pursuant to this clause (v) shall be subject to the reasonable satisfaction of the Administrative Agent) determined as if such acquisition had been consummated, the covenants contained in Sections 7.10 through 7.13 will continue to be met for the twelve-month period following the last day of the fiscal quarter ended after the date of the consummation of such acquisition and
(vi) no such acquisition shall be consummated on a "hostile" basis (i.e., without the consent of the Board of Directors of the Person to be acquired);

         (i) The Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 180 days of such sale or exchange in the acquisition of) replacement items of equipment which are, in the reasonable business judgment of the Borrower and its Subsidiaries, the functional equivalent of the item of equipment so sold or exchanged;

                  (j) The Borrower or any of its Subsidiaries may sell assets so long as (x) the Borrower or such Subsidiary immediately leases such assets back and (y) the aggregate amount of such assets sold in any fiscal year does not exceed $4,000,000; and

                  (k) The Borrower and its Subsidiaries may sell all of the stock, or all or substantially all of the assets, of the Non-Regulated Companies listed on Annex X, PROVIDED that (x) each such sale shall be for an amount at least equal to the fair market value thereof (as determined in good faith by senior management of the Borrower) and (y) each such sale results in consideration in the form of cash.



To the extent the Required Banks (or all the Banks to the extent required by Section 11.12) waive the provisions of this Section 7.02 with respect to the disposition of any Collateral, or any Collateral is disposed of as permitted by this Section 7.02, (i) such Collateral in each case shall be sold free and clear of the Liens in favor of the Secured Creditors created by the Pledge Agreement and (ii) if such Collateral includes all of the capital stock of a Subsidiary, such capital stock shall be released from the Pledge Agreement; and the Administrative Agent and the Collateral Agent shall be authorized to take such actions as the Administrative Agent or the Collateral Agent reasonably deems appropriate in connection therewith.

                  7.03 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Borrower or any of its Subsidiaries) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute relating to any such property, except:

                  (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established;

                  (b) Liens in respect of property or assets of any of the Borrower's Subsidiaries imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by this Agreement or the other Credit Documents;

         (d) Liens in existence on the Effective Date which are listed, and the property subject thereto on the Effective Date described, in Annex VII, without giving effect to any extensions or renewals thereof (provided that (i) the securities subject to any such Lien may be replaced by other securities of no greater principal amount and (ii) no such extension or renewal will increase the obligations secured thereby or result in any such Lien attaching to any additional property);

         (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.08;

         (f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds, Reinsurance Agreements, Retrocession Agreements and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

         (g) Leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

         (h) Easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

         (i) Liens arising from UCC financing statements regarding leases not in violation of this Agreement;

         (j) Liens on pledges or deposits of cash or securities made by any Regulated Insurance Company as a condition to obtaining or maintaining any licenses issued to it by any Applicable Insurance Regulatory Authority;

         (k) Liens placed upon assets used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (k) shall not at any time exceed $2,000,000 and (y) in all events, the Lien encumbering the assets so acquired does not encumber any other asset (other than proceeds thereof) of the Borrower or such Subsidiary; and

         (j) Additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $2,000,000.

                  7.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (b) Capitalized Lease Obligations of the Borrower and its Subsidiaries, provided that the aggregate Capitalized Lease Obligations under all Capital Leases shall not exceed $5,000,000 at any time;

                  (c) Indebtedness in existence on the Effective Date which is listed in Annex III, without giving effect to any subsequent extension, renewal or refinancing thereof;

                  (d) Obligations of any Regulated Insurance Company with respect to (i) letters of credit securing obligations under Reinsurance Agreements entered into in the ordinary course of business of any such Regulated Insurance Company, (ii) letters of credit issued in lieu of deposits to satisfy Legal Requirements or (iii) letters of credit or surety bonds issued in lieu of depositing securities with any Applicable Insurance Regulatory Authority to satisfy regulatory requirements in connection with life and health insurance and annuity contracts; in any case to the extent (x) such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than 10 days following receipt by the Borrower or such Subsidiary of notice of payment on such letter of credit, (y) in the case of (i) and (ii), the aggregate outstanding amount of such obligations does not exceed $5,000,000 at any time and (z) in the case of (iii), the aggregate outstanding amount of such obligations does not exceed S5,000,000 at any time;

                  (e) Indebtedness of the Borrower under Interest Rate Agreements entered into in respect of the Obligations;

                  (f)  Permitted Subordinated PIK Indebtedness;

                  (g) indebtedness subject to liens permitted under Section 7.03(k), provided that the outstanding amount of such Indebtedness shall not exceed at any time the amount provided in said Section 7.03(k); and

                  (h) The RCH Bridge Loan, provided that the aggregate principal amount of such RCH Bridge Loan shall not exceed $22,500,000 and such RCH Bridge Loan may not be outstanding at any time following the first Business Day after the Initial Borrowing Date.

                  7.05 CAPITAL EXPENDITURES. The Borrower will not incur, and will not permit any of its Subsidiaries to incur, Capital Expenditures, PROVIDED that the Borrower and its Subsidiaries may incur Capital Expenditures so long as the aggregate amount so incurred by the Borrower and its Subsidiaries (on a consolidated basis) during any fiscal year does not exceed $2,000,000.

                  7.06 ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except:

                  (a)  The Transaction shall be permitted;

                  (b) The Borrower and its Subsidiaries which are not Regulated Insurance Companies may invest in cash, Cash Equivalents and Investment Grade Securities other than investments which are Risk Derivatives (determined at the time of acquisition); PROVIDED that any investment in Investment Grade Securities (other than U.S. Government Obligations) issued by any single Issuer shall not exceed on the date such investment is made an amount which, when added to all other investments by all Regulated Insurance Companies and the Borrower in such Issuer and outstanding on such date, is equal to 5% of Invested Assets at such time;

                  (c) The Borrower and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (d) Loans and advances to employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business;

                  (e) The transactions described in Section 7.02(d), (e) and (h) shall be permitted;

                  (f) Regulated Insurance Companies may invest in (i) cash, (ii) Cash Equivalents, (iii) Investment Grade Securities and (iv) Non-Investment Grade Securities, provided that (A) no investment will be made in (i) any debt securities which are Non-Investment Grade Securities or (ii) any equity securities, at a time when, or if after giving effect thereto, the aggregate principal amount of all Non-Investment Grade Securities held by all Regulated Insurance Companies plus the aggregate outstanding investment made by all Regulated Insurance Companies in equity securities (other than securities of Persons which are Affiliates of the Borrower on the Effective Date) equals or exceeds or would equal or exceed 10% of Invested Assets; (B) no investment will be made in any real estate or loan secured by real estate (other than (I) credit tenant loans (as defined by the NAIC), (II) those existing on the Effective Date (without giving effect to any increase thereto) (III) loans secured by owner-occupied real estate, if made at a time when, and if after giving effect thereto, the aggregate of all such investments in mortgage loans does not exceed, and would not exceed, 5% of Invested Assets; (C) no investment (other than U.S. Government Obligations) in any single Issuer shall exceed on the date such investment is made an amount which, when added to all other investments by the Borrower and its Subsidiaries in the same Issuer and outstanding on such date, is equal to 5% of Invested Assets at such time; (D) all fixed income investments must be NAIC Class (2) or better and (E) 80% of all investments must be fixed income NAIC Class (2) or better;

                  (g) Any Regulated Insurance Company may make investments in companies which are Wholly-Owned Subsidiaries of such Person (or any other Subsidiary of such

         Person created or acquired in accordance with Section 7.15) but only to the extent that any such investment, at the time made, does not reduce Statutory Surplus of such Regulated Insurance Company;

                  (h) Any Regulated Insurance Company may make investments pursuant to commitments in effect as of the Effective Date and described (as to matter and amount) on Annex VIII;

                  (i) Investments acquired by the Borrower or any of its Subsidiaries (x) in exchange for any other investment held by the Borrower or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment or (y) as a result of a foreclosure by the Borrower or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default;

                  (j) Any Regulated Insurance Company may make (i) policy loans in the ordinary course of business and (ii) agent debit balances in the ordinary course of business; and

                  (k) Investments existing on the Effective Date which are identified on Annex VIII.

                  7.07 PREPAYMENTS OF INDEBTEDNESS, MODIFICATIONS OF AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to:

                  (a) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of payment when due) or exchange of, any Permitted Subordinated PIK Indebtedness;

                  (b) amend or modify (or permit the amendment or modification of) any of the terms or provisions of the Acquisition Documents or the documents governing or evidencing any Permitted Subordinated PIK Indebtedness;

                  (c) amend, modify or change in any manner adverse to the interests of the Banks the Certificate of Incorporation (including, without limitation, by the filing of any certificate of designation) or By-Laws of the Borrower or any of its Subsidiaries, or any other agreement entered into by the Borrower or any of its Subsidiaries with respect to its capital stock, or enter into any new agreement with respect to the capital stock of the Borrower (to the extent adverse to the interests of the Banks) or any of its Subsidiaries; and/or

                  (d) amend, modify or terminate (or permit the amendment, modification or termination of) the Tax Sharing Agreements in any manner that would be material and adverse to the Administrative Agent or the Banks.

                  7.08 DIVIDENDS, ETC. (a) The Borrower will not, and will not permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of such Person) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, or purchase or otherwise acquire or permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of the Borrower or any of its Subsidiaries, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that any Subsidiary of the Borrower may pay cash dividends to its parent if such parent is the Borrower or a Wholly-Owned Subsidiary of the Borrower.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or otherwise restricts (i) the ability of any Subsidiary to (A) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any of its Subsidiaries, as applicable, (B) make loans or advances to the Borrower or any Subsidiary, as applicable, (C) transfer any of its properties or assets to the Borrower or any Subsidiary, as applicable, or (D) guarantee the Obligations or (ii) the ability of the Borrower or any Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations, other than prohibitions or restrictions existing under or by reason of (I) this Agreement and the other Credit Documents and (II) Legal Requirements.

                  7.09 TRANSACTIONS WITH AFFILIATES. Except as set forth in Annex XI, the Borrower will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (excluding the Borrower or any Wholly-Owned Subsidiary of the Borrower) other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arms-length transaction with a Person other than an Affiliate.

                  7.10 LEVERAGE RATIO. The Borrower will not permit the ratio of
(i) Consolidated Indebtedness of the Borrower to (ii) Consolidated Total Capital of the Borrower at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

          Period                                      Ratio
          ------                                      -----

         Initial Borrowing Date through
         December 31, 1999                            0.50:1.00

         Thereafter through
         December 31, 2000                            0.45:1.00

         Thereafter through
         December 31, 2001                            0.40:1.00

         Thereafter                                   0.35:1.00



                  7.11 INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio for any Test Period ending during a period set forth below to be less than the ratio set forth opposite such period below:

         Period                                       Ratio
         ------                                       -----

         Initial Borrowing Date through
         December 31, 1999                            2.00:1.00

         Thereafter through
         December 31, 2000                            2.50:1.00

         Thereafter                                   3.00:1.00







                  7.12 MINIMUM RISK-BASED CAPITAL RATIO. The Borrower will not permit the Risk-Based Capital Ratio for any Regulated Insurance Company to be less than 125%.

                  7.13 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit its Consolidated Net Worth at any time during a period set forth below to be less than the amount set forth opposite such period below:


              Year                                    Amount
              ----                                    ------

              Initial Borrowing Date through
              December 31, 1999                       $35,000,000

              Thereafter through
              December 31, 2000                       $40,000,000

              Thereafter through
              December 31, 2001                       $50,000,000

              Thereafter through
              December 31, 2002                       $60,000,000

              Thereafter                              $70,000,000


                  7.14 ISSUANCE OF STOCK. (a) The Borrower will not directly or indirectly issue, sell, assign, pledge, or otherwise encumber or dispose of any shares of its capital stock or other equity securities (or warrants, rights or options to acquire shares or other equity securities) of such Subsidiary, except
(i) the issuance of common stock (and warrants, options and other rights to acquire common stock), so long as no Event of Default occurs under Section 8.09, and (ii) the issuance of preferred stock, so long as (x) such preferred stock is perpetual (I.E., such preferred stock is not subject to any mandatory redemption or repurchase, contingent or otherwise) and (y) such preferred stock does not require the payment of dividends thereon in cash.

                  (b) The Borrower will not permit any of its Subsidiaries directly or indirectly to issue, sell, assign, pledge, or otherwise encumber or dispose of any shares of its capital stock or other equity securities (or warrants, rights or options to acquire shares or other equity securities) of such Subsidiary, except (i) to the Borrower or to a Wholly-Owned Subsidiary of the Borrower, (ii) to qualify directors if required by applicable law and (iii) pursuant to the Pledge Agreement.

                  7.15 CREATION OF SUBSIDIARIES. The Borrower shall not create or acquire any Subsidiary other than (i) Regulated Insurance Companies which are direct Subsidiaries of the Borrower and all of the capital stock of such Subsidiary owned by the Borrower is pledged pursuant to the Pledge Agreement; and (ii) Non-Regulated Insurance Companies which are not Subsidiaries of any Regulated Insurance Company, so long as all of the capital stock of such Subsidiary is pledged pursuant to the Pledge Agreement.

                  7.16 PARTNERSHIP AGREEMENTS. The Borrower will not enter into any partnership agreement as a general partner.

                  SECTION 8. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  8.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans, (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans or any Fees or (iii) default, and such default shall continue for three or more Business Days following notice or demand in respect thereof, in the payment of any other amounts owing hereunder or under any other Credit Document; or

                  8.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  8.03 COVENANTS. The Borrower shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 6.10 or 7, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 8.01 or clause (a) of this Section 8.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days; or

                  8.04 DEFAULT UNDER OTHER AGREEMENTS. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to Indebtedness (other than the Obligations), in excess of $2,500,000 individually or in the aggregate, for the Borrower and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration, or any lapse of time prior to the effectiveness of any notice of acceleration, is required), any such Indebtedness to become due prior to its stated maturity; or (b) any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  8.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (collectively, a "conservator") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries; or any such proceeding is commenced against the Borrower or any of its Subsidiaries and remains undismissed for a period of 60 days; or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (a) any Regulated Insurance Company which is engaged in the business of underwriting insurance and/or reinsurance in the United States suffers any appointment of any conservator or the like for it or any substantial part of its property, or (b) the Borrower or any of its Subsidiaries (other than any Regulated Insurance Company described in the immediately preceding clause (a)) suffers any appointment of any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  8.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed by the PBGC to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201,

4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide death, health or severance benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or applicable state law) or Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the opinion of the Required Banks, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  8.07 PLEDGE AGREEMENT. Except in each case to the extent resulting from the failure of the Collateral Agent to retain possession of the Pledged Securities, the Pledge Agreement shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral subject thereto, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons and subject to no other Liens), or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Pledge Agreement; or

                  8.08 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability, net of undisputed reinsurance, of $2,500,000 or more in the case of any one such judgment or decree or in the aggregate for all such judgments and decrees for the Borrower and its Subsidiaries and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  8.09 OWNERSHIP. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Bank to enforce its claims against the Borrower, except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 8.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder and under the other Credit Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Pledge Agreement.

                  SECTION 9. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                  "Acquisition" shall mean the acquisition by the Borrower of 100% of the equity interests of Continental Corporation.

                  "Acquisition Agreement" shall mean the Stock Purchase Agreement, dated as of November 4, 1998, by and between the Borrower and the Seller.

                  "Acquisition Documents" shall mean the Acquisition Agreement and all other agreements and documents relating to the Acquisition including the Annexes and Exhibits to the Acquisition Agreement, in the form delivered pursuant to Section 4.11 and as the same may be amended or modified pursuant to the terms thereof and hereof

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 10.09.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

                  "Annual Statement" shall mean the annual financial statement required to be filed by any Regulated Insurance Company with the Applicable Insurance Regulatory Authority.

                  "Applicable Insurance Regulatory Authority" shall mean, when used with respect to any Regulated Insurance Company, the insurance department or similar administrative authority or agency located in (x) each state in which such Regulated Insurance Company is domiciled or (y) to the extent asserting regulatory jurisdiction over such Regulated Insurance Company, the insurance department, authority or agency in each state in which such Regulated Insurance Company is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Regulated Insurance Company.

                  "Applicable Percentage" shall mean (a) with respect to Base Rate Loans, 2.50% and (ii) with respect to Eurodollar Loans, 3.50%.

                  "Approved Bank" shall have the meaning provided in the definition of "Cash Equivalents."

                  "Approved Company" shall have the meaning provided in the definition of "Cash Equivalents".

                  "Assignment and Assumption Agreement" shall have the meaning provided in Section 11.04(b).

                  "Authorized Officer" shall mean, as to any Person, any senior officer of such Person designated as such in writing by such Person to, and found acceptable by, the Administrative Agent.

                  "Bank" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or (ii) a Bank having notified the Administrative Agent and/or the Borrower that it does not intend to comply with the obligations under Section 1.01, in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

                  "Bankruptcy Code" shall have the meaning provided in Section 8.05.

                  "Base Rate" at any time shall mean the higher of(x) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate and (y) the Prime Lending Rate as in effect from time to time.

                  "Base Rate Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

                  "Benchmark Statement" shall mean, as of any date, an annual financial statement of the Regulated Insurance Companies as would be prepared as of such date utilizing the identical format utilized by Central Reserve Life Insurance Company in preparing its December 31, 1998 Annual Statement filed with the Insurance Department of the State of Ohio, with each page, line item and column of a Benchmark Statement to contain the same type of information, computed in the same manner, as contained in the identically numbered page, line item and column of such Annual Statement.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the incurrence of one Type of Loan pursuant to a single Facility by the Borrower from all of the Banks having Commitments with respect to such Facility, on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day, excluding Saturday, Sunday and any day which shall be in the City of New York or the City of Cleveland, Ohio a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

                  "Capital Expenditures" shall mean expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by the Borrower and its Subsidiaries that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Subsidiaries, PROVIDED that Capital Expenditures shall in any event include the purchase price paid in connection with the acquisition of any Person (including through the purchase of all of the capital stock or other ownership interests of such Person or through merger or consolidation) to the extent allocable to property, plant and equipment.

                  "Capital Lease" as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of
(x) any EDIC insured bank, in amounts up to the EDIC insured limit, (y) any Bank having capital and surplus in excess of $500,000,000 or the U.S. dollar equivalent thereof or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-l or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2. or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) commercial paper of any United States municipal, state or local government rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and maturing within one year after the date of acquisition,
(v) any fund or funds investing solely in investments of the type described in clauses (i) through (iv) above, and (vi) agreements to sell and repurchase direct obligations of, or obligations that are fully guaranteed as to principal and interest by, the U.S. Treasury, such agreements to be with primary treasury dealers, to be evidenced by standard industry forms and to have maturities of not more than one year from the date of commencement of the repurchase transaction.

                  "Change of Control" shall mean (a) Insurance Partners and its Affiliates collectively shall cease to own directly or indirectly at least 25% of the Borrower capital stock on a fully diluted basis; (b) the Borrower shall cease to own directly or indirectly (other than as a result of a transaction permitted under Section 7.02(d) hereof) 100% of the capital stock of Continental; or (c) any Person (together with its affiliates shall own directly or indirectly, on a fully diluted basis, more of the economic and voting interest in the capital stock of the Borrower than that owned by Insurance Partners and its Affiliates (collectively); or (d) a majority of the Board of Directors of the Borrower shall cease to consist of Continuing Directors.

                  "Chase" shall mean The Chase Manhattan Bank.

                  "Code" shall mean the Internal Revenue Code of 1936, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all of the Collateral as defined in the Pledge Agreement.

                  "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Banks.

                  "Commitment" shall mean, with respect to each Bank, such Banks Term Loan Commitment and Revolving Loan Commitment.

                  "Commitment Fee" shall have the meaning provided in Section 2.01(a).

                  "Company Action Level" shall mean "Company Action Level" as defined by the NAIC from time to time and as applied in the context of the Risk Based Capital Guidelines promulgated by the NAIC (or any term substituted therefor by the NAIC).

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income for such period, before interest expense and provision for taxes based on income and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all amortization of intangibles and depreciation, in each case that were deducted in arriving at Consolidated EBIT for such period.

                  "Consolidated Indebtedness" shall mean, at any time and as to any Person, all Indebtedness for borrowed money of such Person and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP but, in the case of the Borrower, excluding the mortgage indebtedness listed on Annex III

                  "Consolidated Interest Expense" shall mean, for any period and as to any Person, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of such Person and its Subsidiaries on a consolidated basis including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding however, any amortization of deferred financing costs.

                  "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income of the Borrower and its Subsidiaries determined in accordance with GAAP.

                  "Consolidated Net Worth" shall mean, with respect to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP after appropriate deduction for any minority interests in Subsidiaries.

                  "Consolidated Total Capital" shall mean, at any time and as to any Person, (i) the sum of Consolidated Indebtedness of such Person at such time, and (ii) Consolidated Net Worth of such Person at such time.

                  "Continental" shall mean Continental General Life Insurance Company, a Nebraska corporation and a Wholly-Owned Subsidiary of Continental Corporation.

                  "Continental Corporation" shall mean Continental General Corporation a Nebraska corporation.

                  "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) obligations of any Regulated Insurance Company under Insurance Contracts, Reinsurance Agreements or Retrocession Agreements. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the Borrower on the Initial Borrowing Date and each other director if such director's nomination for the election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

                  "Credit Documents" shall mean this Agreement, the Notes, and the Pledge Agreement.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                  "Dividends" shall have the meaning provided in Section 7.08.

                  "Effective Date" shall have the meaning provided in Section 11.10.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b),(c), (m) or (o) of the Code.

                  "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

                  "Eurodollar Rate" shall mean, with respect to each Interest Period for a Eurodollar Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by Chase for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of Chase for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M.. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section
8.

                   "Excess Cash Flow" shall mean, for any fiscal year, the excess (if any) of (a) Net Cash Flow for such fiscal year over (b) Fixed Charges for such fiscal year.

                   "Expiration Date" shall mean February 28, 1999.

                   "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the Term Loan Facility and the Revolving Loan Facility.

                   "Federal Funds Effective Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 2.01.

                   "Financial Reinsurance Agreement" shall mean a reinsurance agreement covering any transaction in which any Regulated Insurance Company cedes business that does not meet the conditions for reinsurance accounting as provided by the Financial Accounting Standards Board in Statement of Financial Accounting Standards No. 113, as the same may be revised, replaced, or supplemented from time to time.

                   "Fixed Charges" shall mean, for any period, the sum for such period of (i) Consolidated Interest Expense, (ii) Scheduled Repayments made during such period, (iii) taxes paid by the Borrower and its Subsidiaries during such period, (iv) Capital Expenditures made by the Borrower and its Subsidiaries during such period and (v) lease payments made by the Borrower and its Subsidiaries during such period.

                   "Foreign Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof or any territory thereof

                   "GAAP" shall mean generally accepted accounting principles in the United States of America; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).

                   "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                   "HR" shall mean Hannover Rechtsschutz Versicherungs AG, the parent company of RCH.

                   "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted i.e., take-or-pay and similar obligations, (vii) all obligations of such Person under Interest Rate Agreements and Other Hedging Agreements and (viii) all Contingent Obligations of such Person; PROVIDED that Indebtedness shall not include trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business.

                   "Initial Borrowing Date" shall mean the date upon which the Term Loans are initially incurred hereunder.

                   "Insurance Business" shall mean one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

                   "Insurance Contract" shall mean any insurance contract or policy issued by a Regulated Insurance Company but shall not include any Reinsurance Agreement or Retrocession Agreement.

                   "Insurance Partners" shall mean Insurance Partners, LP and Insurance Partners Offshore (Bermuda), L.P.

                   "Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense of the Borrower for such period.

                   "Interest Period" shall mean, with respect to any Eurodollar Loan, the interest period applicable thereto, as determined pursuant to Section 1.09.

                   "Interest Rate Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                   "Invested Assets" shall mean, at any date for the Regulated Insurance Companies (on a consolidated basis), the total amount as would be shown on line 11, page 2, column 4 of a Benchmark Statement for the Regulated Insurance Companies (on a consolidated basis) prepared as of such date.

                   "Investment" shall mean the issuance by the Borrower of common stock on terms and conditions satisfactory to the Administrative Agent, and the receipt by the Borrower in respect of such issuance of at least $15,000,000.

                   "Investment Grade Securities" shall mean and include
(i) U. S. Government Obligations (other than Cash Equivalents), (ii) debt securities or debt instruments with a rating of BBB- or higher by S&P, Baa3 or higher by Moody's, Class (2) or higher by NAIC or the equivalent of such rating by S&P, Moody's or NAIC, or if none of S&P, Moody's and NAIC shall then exist, the equivalent of such rating by any other nationally recognized securities rating agency, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Wholly-Owned Subsidiaries, and
(iii) any fund investing exclusively in investments of the type described in clauses (i) and (ii) which funds may also hold immaterial amounts of cash pending investment and/or distribution.

                   "Issuer" shall mean any issuer of Investment Grade Securities or Non-Investment Grade Securities acquired or proposed to be acquired by the Borrower or any of its Subsidiaries pursuant to Section 7.06.

                   "Legal Requirements" shall mean all applicable laws, rules and regulations made by any governmental body or regulatory authority (including, without limitation, any Applicable Insurance Regulatory Authority) having jurisdiction over the Borrower or a Subsidiary of the Borrower.

                   "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

                   "Loan" shall have the meaning provided in Section 1.01.

                   "Management Agreements" shall have the meaning provided in
Section 4.12.

                   "Margin Stock" shall have the meaning provided in Regulation
U.

                   "Material Adverse Effect" shall mean a material adverse effect on the business, operations, property, condition (financial or otherwise), material agreements, contracts, contingent liabilities or prospects of the Borrower and its Subsidiaries taken as a whole after giving effect to the Transaction.

                   "Material Contracts" shall have the meaning provided in
Section 4.12.

                   "Maturity Date" with respect to any Facility shall mean either the Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be.

                   "Moody's" shall mean Moody's Investors Service, Inc. and its successors

                   "NAIC" shall mean the National Association of Insurance Commissioners or any successor organization thereto.

                   "NAIC Tests" shall mean the ratios and other financial measurements developed by the NAIC under its Insurance Regulatory Information System, as in effect from time to time.

                   "Net Cash Flow" shall mean, for any period, the sum for such period of (i) cash dividends paid to the Borrower by its Subsidiaries, (ii) fees paid to the Borrower by its Subsidiaries, (iii) net interest income of the Borrower (determined on a stand-alone basis) and (iv) tax payments and payments made under tax sharing arrangements, in each case by Subsidiaries of the Borrower to the Borrower.

                  "Net Worth" shall mean, as to any Person, the sum of its capital stock (including, without limitation, its preferred stock), capital in excess of par or stated value of shares of its capital stock (including, without limitation, its preferred stock), retained earnings and any other account which, in accordance with GAAP, constitutes stockholders equity, but excluding (i) any treasury stock and (ii) the effects of Financial Accounting Statement No. 115.

                  "New Continental Board of Directors" shall have the meaning provided in Section 6.13.

                  "Non-Defaulting Bank" shall mean any Bank other than a Defaulting Bank.

                  "Non-Investment Grade Securities" shall mean debt and equity securities and debt and equity instruments that do not constitute Investment Grade Securities or Cash Equivalents (but excluding any debt or equity securities or instruments constituting loans or advances among the Borrower and its Wholly-Owned Subsidiaries), it being understood that for the purposes of any determination under Section 7.06(f), the amounts, if any, paid by such Regulated Insurance Company to purchase such equity securities or warrants shall be included in the principal amounts of Non-Investment Grade Securities.

                  "Non-Regulated Company" shall mean each Subsidiary of the Borrower which is not a Regulated Insurance Company.

                  "Note" shall mean each Term Note and each Revolving Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent at 270 Park Avenue, New York, New York 10017 or such other office as the Administrative Agent may designate to the Borrower and the Banks from time to time.

                  "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

                  "Payment Office" shall mean the office of the Administrative Agent c/o The Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention: Laura Rebecca, Facsimile No.: (212) 552-7490 or such other office as the Administrative Agent may designate to the Borrower and the Banks from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Acquisition" shall have the meaning provided in
Section 7.02(h).

                  "Permitted Covenant" shall mean (i) any periodic reporting covenant, (ii) any covenant restricting payments by the Borrower with respect to any securities of the Borrower which are junior to the Permitted Subordinated PIK Indebtedness, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, repayment amount or interest rate, (iv) any covenant the default of which gives rise only to rights or remedies which are subject to subordination terms reasonably acceptable to the Agent, (v) any covenant providing board observance rights with respect to the Borrower board of directors and (vi) any other covenant that does not adversely affect the interests of the Banks (as reasonably determined by the Administrative Agent.

                  "Permitted Subordinated PIK Indebtedness" shall mean any subordinated promissory Indebtedness of the Borrower, so long as the terms of any such subordinated Indebtedness (i) do not provide any collateral security,
(ii) do not provide any guaranty or other support by any Subsidiaries of the Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision, (iv) do not require the cash payment of interest, (v) do not contain any covenants other than any Permitted Covenant,
(vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales or substantial assets, or liquidations involving the Borrowers and (vii) are otherwise reasonably satisfactory to the Administrative Agent.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Plan Documents" shall have the meaning provided in Section 4.12(a).

                  "Pledge Agreement" shall have the meaning provided in Section 409.

                  "Pledged Securities" shall mean all the Pledged Securities as defined in the Pledge Agreement.

                  "Pledged Notes" shall mean the Pledged Notes as defined in the Pledge Agreement.

                  "Pledged Stock" shall mean the Pledged Stock as defined in the Pledged Agreement.

                  "Prime Lending Rate" shall mean the rate which Chase announces from time to time as its prime commercial lending rate, the Prime Lending Rate to change when and as such prime commercial lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Chase may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Quarterly Statement" shall mean the quarterly financial statement required to be filed by any Regulated Insurance Company with the Applicable Regulatory Insurance Authority.

                  "RCH Bridge Loan" shall have the meaning provided in Section 4.10(f).

                  "RCH" shall mean the Reassurance Company of Hannover.

                  "Refinancing" shall mean the refinancing of all the existing Indebtedness for borrowed money of the Borrower and Continental.

                  "Refinancing Documents" shall mean the documents related to the Refinancing.

                  "Register" shall have the meaning provided in Section 6.13.

                  "Regulated Insurance Company" shall mean any Subsidiary of the Borrower, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction and is regulated by any Applicable Insurance Regulatory Authority.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                  "Reinsurance Agreement" shall mean any agreement, contract, treaty or other arrangement whereby one or more insurers, as reinsurers, assume liabilities under insurance policies or agreements issued by another insurance or reinsurance company or companies.

                  "Reinsurance Transaction" shall mean a reinsurance transaction entered into between Continental and RCH and/or HR pursuant to which Continental shall receive a ceding allowance of an amount satisfactory to the Administrative Agent.

                  "Replaced Bank" shall have the meaning provided in Section
1.13.

                  "Replacement Bank" shall have the meaning provided in Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

                  "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans and Revolving Loan Commitment (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans) constitute a majority of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks, if any, or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks)

                  "Retrocession Agreement" shall mean any agreement, contract, treaty or other arrangement whereby one or more insurers or reinsurers, as retrocessionaires, assume liabilities of reinsurers under a Reinsurance Agreement or other retrocessionaires under another Retrocession Agreement.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(b).

                  "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Revolving Loan Commitment," as the same may be reduced from time to time or terminated pursuant to Sections 2.02, 2.03 and/or 8.

                  "Revolving Loan Facility" shall mean the Facility evidenced by the Total Revolving Loan Commitment.

                  "Revolving Loan Maturity Date" shall mean February 17, 2002.

                  "Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "Risk-Based Capital Ratio" shall mean, for any Regulated Insurance Company, the ratio (expressed as a percentage), at any time, of the Total Adjusted Capital of such Regulated Insurance Company to the Company Action Level of such Regulated Insurance Company.

                  "Risk Derivatives" shall mean Z bonds, floaters/inverse floaters, PAC II, PAC III, Ioettes, support bonds, Interest Only Investments, Principal Only Investments residuals, inverse IO's, super floaters, any other instruments with similar economic risk factors and any bonds backed in whole or in part by any of the foregoing (including component or "kitchen sink" bonds).

                  "S&P" shall mean Standard & Poor's Ratings Group and its successors.

                  "S&P Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned by S&P to the senior unsecured long-term debt of an Issuer.

                  "S&P Equivalent Rating" shall mean, with respect to any Investment Grade Security or Non-Investment Grade Security, the rating given such security by S&P or the S&P equivalent rating of the rating given such security by Moody's or NAIC, it being understood that if any such security is rated by more than one of S&P, Moody's and NAIC and any of such ratings (or the S&P equivalent of such ratings) differ, then the S&P Equivalent Rating for such security shall be the lower or lowest, as the case may be, of such ratings (or the S&P equivalent of such ratings).

                  "SAP" shall mean, with respect to any Regulated Insurance Company, the accounting procedures and practices prescribed or permitted by the Applicable Insurance Regulatory Authority of the state in which such Regulated Insurance Company is domiciled; it being understood and agreed that determinations in accordance with SAP for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to
Section 11.07(a).

                  "Scheduled Repayments" shall have the meaning provided in
Section 3.02(i)(a).

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

                  "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

                  "Section 3.04(b)(ii) Certificate" shall have the meaning provided in Section 3.04(b)(ii).

                  "Secured Creditors" shall have the meaning provided in the Pledge Agreement.

                  "Seller" shall mean Western and Southern Life Insurance Company, an Ohio corporation.

                  "Shared Expenses Agreements" shall have the meaning provided in Section 4.12.

                  "Special Dividend" shall have the meaning provided in Section 6.13.

                  "Statutory Earnings" shall mean, for any period, for any Regulated Insurance Company, (i) the total amount as would be shown on line 31, page 4, column 1 of a Benchmark Statement for such Regulated Insurance Company (i.e., net gain from operations, after taxes but before unrealized capital gains and losses) prepared for such period less (ii) the undistributed earnings of Subsidiaries of such Regulated Insurance Company to the extent included in such total amount.

                  "Statutory Surplus" shall mean, at any date for any Regulated Insurance Company, (a) the total amount as would be shown on line 38, page 3, column 1 of a Benchmark Statement for such Regulated Insurance Company prepared as of such date.

                  "Stockholders Agreements" shall have the meaning provided in
Section 4.12.

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity or voting interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

                  "Tax Sharing Agreements" shall have the meaning provided in
Section 4.12.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Term Loan" shall have the meaning provided in Section
1.01(a).

                  "Term Loan Commitment" shall mean, with respect to each Bank. the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Term Loan Commitment," as the same may be terminated pursuant to Sections 2.02, 2.03 and/or 8.

                  "Term Loan Facility" shall mean the Facility evidenced by the Total Term Loan Commitment.

                  "Term Loan Maturity Date" shall mean February 17, 2005.

                  "Term Note" shall have the meaning provided in Section
1.05(a).

                  "Test Period" shall mean (i) for any determination made on and prior to December 31, 1999, the period from April 1, 1999 to the last day of the fiscal quarter of the Borrower then last ended, PROVIDED that the first Test Period shall end on June 30, 1999, and (ii) for any determination made thereafter, the four consecutive fiscal quarters of the Borrower ended on the last day of the most recently ended fiscal quarter of the Borrower (taken as one accounting period).

                  "Total Adjusted Capital" shall mean "Total Adjusted Capital" as defined by the NAIC as of December 31, 1997 and as applied in the context of the Risk Based Capital Guidelines promulgated by the NAIC.

                  "Total Commitment" shall mean the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

                   "Total Revolving Loan Commitment" shall mean the sum of the Revolving Loan Commitments of each of the Banks.

                   "Total Term Loan Commitment" shall mean the sum of the Term Loan Commitments of each of the Banks.

                   "Total Unutilized Revolving Loan Commitment" shall mean, at any time, (i) the Total Revolving Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans outstanding at such time.

                   "Transaction" shall mean, collectively, (i) the Acquisition,
(ii) the Refinancing, (iii) the Investment, (iv) the Reinsurance Transaction,
(v) the incurrence by the Borrower of the RCH Bridge Loan, (vi) the Special Dividend, (vii) the incurrence by the Borrower of the Term Loans hereunder on the Initial Borrowing Date and (viii) the payment of fees and expenses in connection with the foregoing.

                   "Transaction Documents" shall mean, collectively, (i) the Acquisition Documents, (ii) the documents and instruments governing the Investment, (iii) the documents and instruments governing the Reinsurance Transaction, (iv) the Refinancing Documents, (v) the documents and instruments governing the RCH Bridge Loan and (vi) the Credit Documents.

                   "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto i.e., a Base Rate Loan or a Eurodollar Loan

                   "UCC" shall mean the Uniform Commercial Code.

                   "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                   "Unutilized Revolving Loan Commitment" with respect to any Bank at any time shall mean such Bank's Revolving Loan Commitment at such time LESS the aggregate outstanding principal amount of all Revolving Loans made by such Bank.

                   "U.S Government Obligations" shall mean and include (A) securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt and (B) to the extent in each case having an S&P Equivalent Rating of AAA, obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Home Loan Bank.

                  "Wholly-Owned Subsidiary" of any Person shall mean any Subsidiary of such Person to the extent all of the capital stock or other ownership interests in such Subsidiary, other than directors' or nominees' qualifying shares, is owned directly or indirectly by such Person.

                  "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.


                  SECTION 10. The Administrative Agent.


                  10.01 APPOINTMENT. Each Bank hereby irrevocably designates and appoints Chase as Administrative Agent (such term as used in this Section 10 to include Chase acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes Chase as the Administrative Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 10. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 10 are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower.

                   10.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 10.03.

                   10.03 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Borrower or any Subsidiary or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Borrower or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Banks or by or on behalf of the Borrower to the Administrative Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

                   10.04 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts reasonably selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

                   10.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks, PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                  10.06 NON-RELIANCE. Each Bank expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Borrower or any Subsidiary which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                   10.07 INDEMNIFICATION. Each Bank agrees to indemnify the Administrative Agent and the Collateral Agent in its respective capacities as such ratably according to such Bank's respective Loans and Unutilized Revolving Loan Commitment, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries, PROVIDED that no Bank shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section
10.07 shall survive the payment of all Obligations.

                  10.08 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "Bank" and "Banks" shall include the Administrative Agent in its individual capacity.

                   10.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as the Administrative Agent upon 30 days' notice to the Banks and the Borrower. Upon such resignation, the Required Banks shall, with the consent of the Borrower (such consent not to be unreasonably withheld and such consent shall not be required if an Event of Default has occurred and is continuing), appoint from among the Banks a successor Administrative Agent for the Banks, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                   SECTION 11. MISCELLANEOUS.

                   11.01 PAYMENT OF EXPENSES, ETC. The Borrower hereby agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, syndication, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of White & Case); (ii) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Banks), (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (iv) indemnify the Administrative Agent and each Bank, and their respective officers, directors, employees, representatives and agents (each, an "indemnified person") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (collectively, "Claims") incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or other Transaction Document or the use of the proceeds of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). No Bank shall be liable for any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems.

                  11.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank or any other Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of the Borrower purchased by such Bank or any other Bank pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Each Bank is hereby designated the agent of all other Banks for purposes of effecting set off pursuant to this
Section 11.02 and the Borrower hereby grants to each Bank for such Bank's own benefit and as agent for all other Banks a continuing security interest in any and all deposits, accounts or moneys of the Borrower maintained from time to time with such Bank.

                  11.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Borrower, at the address specified opposite its signature below; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, cabled or sent by overnight courier and shall be effective when received.

                  11.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder or under any of its Notes to any bank or other financial institution (other than Conseco Inc. and its Subsidiaries); PROVIDED that in no event shall any Bank participate any of its rights and obligations to any insurance company which engages as a substantial part of its business in the same or in a competitive line of business as that of the Borrower or any of the Regulated Insurance Companies (as determined in good faith by the participating Bank at the time of such participation); provided further in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to receive the additional amounts under Sections 1.10, 1.11 and 3.04 of this Agreement to, and only to, the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold; and provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend any Scheduled Repayment or the final scheduled maturity of any Loan or Note in which such participant is participating (it being understood that any waiver of the application of any prepayment or the method of application of any prepayment to the amortization of, the Loans shall not constitute an extension of a Scheduled Repayment or the final scheduled maturity date), or reduce the rate or extend the time of payment of interest thereon or Fees, or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment or Loan over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or of a mandatory repayment or prepayment shall not constitute a change in the terms of any Commitment and that an increase in any Commitment shall be permitted without the consent of any participant if such participant's participation is not increased as a result thereof), (ii) release all or any material portion of the Collateral (except as expressly provided in the Credit Documents) or (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof and thereof.

                   (b) Notwithstanding the foregoing, any Bank may assign all or a portion of its rights and obligations hereunder to a bank or other financial institution (other than Conseco Inc. and any of its Subsidiaries) with the prior written consent of the Administrative Agent and of the Borrower, neither of which consents shall be unreasonably withheld, PROVIDED that in no event shall any Bank assign any of its rights and obligations to any insurance company which engages as a substantial part of its business in the same or in a competitive line of business as that of the Borrower or any of the Regulated Insurance Companies (as determined in good faith by the assigning Bank at the time of such arrangement) No assignment of less than all of a Bank's rights and obligations hereunder pursuant to the immediately preceding sentence shall, to the extent such transaction represents an assignment to an institution other than one or more Banks hereunder, be in an aggregate amount less than the minimum of $5,000,000 unless otherwise agreed to by the Administrative Agent and the Borrower in writing. If any Bank so sells or assigns all or a part of its rights hereunder or under the Notes, any reference in this Agreement or the Notes to such assigning Bank shall thereafter refer to such Bank and to the respective assignee to the extent of their respective interests and the respective assignee shall have, to the extent of such assignment

(unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Bank. Each assignment pursuant to this Section 11.04(b) shall be effected by the assigning Bank and the assignee Bank executing an Assignment and Assumption Agreement substantially in the form of Exhibit H (appropriately completed) (the "Assignment and Assumption Agreement"). At the time of any such assignment, (i) Annex I shall be deemed to be amended to reflect the Commitments, if any, and outstanding Loans of the respective assignee (which shall result in a direct reduction to the Commitments, if any, and outstanding Loans of the assigning Bank) and of the other Banks, (ii) if any such assignment occurs after the Initial Borrowing Date, at the request of the assignor or the assignee the Borrower will issue new Notes to the respective assignee and to the assigning Bank in conformity with the requirements of
Section 1.05, (iii) the Administrative Agent shall receive from the assigning Bank and/or the assignee Bank or financial institution at the time of each assignment the payment of a nonrefundable assignment fee of $3,500, which fee shall not be required in the event of an assignment to a Bank or an Affiliate of a Bank and (iv) the Administrative Agent shall receive from the assignee Bank the Administrative Agent's administrative questionnaire completed by such assignee Bank, provided that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section
6.13 hereof At the time of each assignment pursuant to this Section 11.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service forms (and, if applicable a Section 3.04(b)(ii) Certificate) described in Section 3.04(b) Each Bank and the Borrower agrees to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing Promptly following any assignment pursuant to this Section 11.04(b), the assigning Bank shall promptly notify the Borrower and the Administrative Agent thereof Nothing in this Section 11.04 shall prevent or prohibit any Bank from pledging its Loans or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

                   (c) Notwithstanding any other provisions of this Section 11.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

                   (d) Each Bank initially party to this Agreement hereby represents, and each Person that becomes a Bank pursuant to an assignment permitted by clause (b) above will upon its becoming party to this Agreement represent, that it is a commercial lender, other financial institution or other "accredited investor" (as defined in SEC Regulation D) which makes loans in the ordinary course of its business or is acquiring the Loans without a view to distribution of the Loans within the meaning of the federal securities laws, and that it will make or acquire Loans for its own account in the ordinary course of such business, PROVIDED that, subject to the preceding clauses (a) through (c), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Bank shall at all times be within its exclusive control.

                   11.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Bank shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Banks to any other or further action in any circumstances without notice or demand.

                   11.06 PAYMENTS PRO RATA (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its PRO RATA share of such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                   (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                   (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 11.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                   11.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP or SAP, as the case may be, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks) In addition, except as otherwise specifically provided herein, all computations determining compliance with Section 7, including definitions used therein, shall utilize accounting principles and policies in effect from time to time; PROVIDED that (i) if any such accounting principle or policy (whether GAAP or SAP or both) shall change after the Effective Date, the Borrower shall give reasonable notice thereof to the Administrative Agent and each of the Banks and if within 30 days following such notice the Borrower, the Administrative Agent or the Required Banks shall elect by giving written notice of such election to the other parties hereto, such computations shall not give effect to such change unless and until this Agreement shall be amended pursuant to Section 11.12 to give effect to such change, and (ii) if at any time the computations determining compliance with
Section 7 utilize accounting principles different from those utilized in the financial statements then being furnished to the Banks pursuant to Section 6.01, such financial statements shall be accompanied by reconciliation work-sheets.

                   (b) All computations of interest on Eurodollar Loans and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

                   (c) All computations of interest on Base Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365/366 days.

                   11.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAiD COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER THE BORROWER THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 11.03, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                   11.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                   11.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Administrative Agents Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written, telex or telecopy notice (actually received) at such office that the same has been signed and mailed to it The Administrative Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

                   11.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                   11.12 AMENDMENT OR WAIVER. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank affected thereby (other than a Defaulting
Bank), (i) extend any Scheduled Repayment or the scheduled final maturity of any Loan or Note (it being understood that any waiver of the application of any prepayment or the method of application of any prepayment to the amortization of the Loans shall not constitute an extension of any Scheduled Repayment or the scheduled final maturity thereof), or reduce the rate or extend the time of payment of interest thereon or Fees or reduce the principal amount thereof, (ii) increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment or mandatory repayment or prepayment shall not constitute a change in the terms of any Commitment of any Bank), (iii) release all or any material portion of the Collateral (except as expressly provided in the Credit Documents), (iv) amend, modify or waive any provision of this Section 11.12, (v) reduce any percentage specified in, or otherwise modify, the definition of Required Banks or (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. No provision of Section 10 or any other provision relating to the rights and/or obligations of the Administrative Agent may be amended without the consent of the Administrative Agent.

                   11. 13 SURVIVAL. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 3.04, 10.07 or 11.01 shall survive the execution and delivery of this Agreement and the making of the Loans, the repayment of the Obligations and the termination of the Total Commitment.

                  11.14 DOMICILE OF LOANS. Subject to Section 11.04, each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank, PROVIDED that the Borrower shall not be responsible for costs arising under Section 1.10 or 3.04 resulting from any such transfer to the extent not otherwise applicable to such Bank prior to such transfer.

                   11.15 CONFIDENTIALITY. Each Bank shall hold all non-public information furnished by or on behalf of the Borrower in connection with such Bank's evaluation of whether to become a Bank hereunder or obtained by such Bank pursuant to the requirements of this Agreement ("Confidential Information") in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking or lending practices; PROVIDED that any Bank and/or its affiliates may disclose any such Confidential Information (a) to their respective affiliates, directors, officers, employees, auditors or counsel for purposes related to the Transaction, PROVIDED that the Bank disclosing such confidential information pursuant to this clause (a) shall remain liable for any non-permitted disclosure of such information by any such employee, director, agent, attorney, accountant or professional advisor, (b) as has become generally available to the public other than as a result of disclosure in violation of this Section 11.15, (c) as has become available to such Bank or any such affiliate on a non-confidential basis from a source other than the Borrower and its affiliates, provided that the source is not known by such Bank to be prohibited from transmitting such information to such Bank by a contractual, legal or fiduciary obligation, (d) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank and/or its affiliates, (e) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation or other judicial process (it being understood that, to the extent reasonably practicable under the circumstances, the Borrower shall be given prior notice and an opportunity to contest any proposed disclosure pursuant to this clause (e)), (f) in order to comply with any law, order, regulation or ruling applicable to such Bank and/or its affiliates, and (g) to any permitted prospective or actual syndicate member or participant in the Loans, provided that such prospective or actual syndicate member or participant agrees with the respective assigning Bank to be bound by the provisions of this Section 11.15. The provisions of this
Section 11.15 shall survive any termination of this Agreement

                   11.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                   IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.



Address:
--------


17800 Royalton Rd,
Strongsville, Ohio 44136
Attention: Val Rajic

                                    CERES GROUP, INC.,

                                    By /s/ Val Rajic
                                       ----------------------------------------
                                       Title:  Executive Vice President


                                    THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent


                                    By /s/ Peter Platten
                                       ----------------------------------------
                                       Title: Vice President


                                    DRESDNER BANK AG NEW YORK BRANCH
                                        AND GRAND CAYMAN BRANCH,
                                        Individually and as Administrative Agent


                                    By /s/ Rajiv Gupta
                                       ----------------------------------------
                                        Title:  Associate


                                    By /s/ Jonathan Wallin
                                      -----------------------------------------
                                        Title:  Vice President


                                    KEYBANK NATIONAL ASSOCIATION


                                    By /s/ David Janus
                                      -----------------------------------------
                                        Title:  Senior Vice President

                                    FIRSTAR BANK MILWAUKEE, N.A.


                                    By /s/ Azad Virani
                                      -----------------------------------------
                                        Title: Vice President


                                    BANKBOSTON, NA.


                                    By /s/ Elise Brenneman
                                      -----------------------------------------
                                       Title: Managing Director

                                     ANNEX I
                                     -------


                          LIST OF BANKS AND COMMITMENTS
                          -----------------------------

Bank                                    Term Loan Commitment                   Revolving Loan Commitment
----                                    --------------------                   -------------------------
Chase Manhattan Bank                     $12,000,000                             $3,000,000

KeyBank                                   $4,000,000                             $1,000,000

Dresdner Bank AG,                        $12,000,000                             $3,000,000
New York Branch and
Grand Cayman Branch

Firstar Bank Milwaukee, N.A.              $4,000,000                             $1,000,000

BankBoston, N.A.                          $8,000,000                             $2,000,000

Total                                    $40,000,000                            $10,000,000
                                         ===========                            ===========


                                    ANNEX II
                                    --------


                                 BANK ADDRESSES
                                 --------------
Chase Manhattan Bank                                       270 Park Avenue
                                                           New York, NY 10017
                                                           Telephone: 212-270-7527
                                                           Telecopier: 212-270-1511
                                                           Attention: Peter Platten

KeyBank, N.A.                                              Mailcode: OH-01-27-0606
                                                           127 Public Square
                                                           Cleveland, OH 44106
                                                           Telephone: 216-689-3443
                                                           Telecopier: 216-689-4981
                                                           Attention: Sharon Weinstein

Dresdner Bank AG, New York Branch and Grand                75 Wall Street
Cayman Branch                                              New York, NY 10005
                                                           Telephone: 212-429-2000
                                                           Telecopier: 212-429-2127
                                                           Attention: Lloyd Stevens

Firstar Bank Milwaukee, NA.                                777 East Wisconsin Avenue
                                                           P.O. Box 532
                                                           Milwaukee, WI 53201
                                                           Telephone: 414-765-6932
                                                           Telecopier: 414-765-6236
                                                           Attention: Azad Virani

BankBoston, N.A.                                           100 Federal Street
                                                           Boston, MA 02110
                                                           Telephone: 617-434-1514
                                                           Telecopier: 617-434-1537
                                                           Attention: Elise Brenneman





                                    ANNEX III

                              LIST OF INDEBTEDNESS
                              --------------------



Mortgage Note payable to The Union Labor Life Insurance Company dated December 18, 1990 in the original principal amount of $9,000,000. The mortgage note is due January 1, 2001 and pays an annual rate of interest of 9.5% amortized over a thirty (30) year schedule.

                                    ANNEX IV

                             EMPLOYEE BENEFIT PLANS
                             ----------------------


Central Reserve Life Insurance Company employee severance plan

Central Reserve Life Insurance Company 401(K) plan

Central Reserve Life Insurance Company employee stock bonus plan

                                    ANNEX V

                                  SUBSIDIARIES
                                  ------------

-------------------------------------------------- ----------------------------------------------------
Entity                                              Owner/Percentage
-------------------------------------------------- ----------------------------------------------------
-------------------------------------------------- ----------------------------------------------------
Central Reserve Life Insurance                      Ceres Group, Inc. / 100%
Company, an Ohio corporation
-------------------------------------------------- ----------------------------------------------------
CRL Asset Management Corporation,                   Ceres Group, Inc. / 100%
an Ohio corporation
-------------------------------------------------- ----------------------------------------------------
Western Reserve Administrative                      Ceres Group, Inc. / 100%
Services, Inc., an Ohio corporation
-------------------------------------------------- ----------------------------------------------------
Ceres Savers Plan, Inc., a Delaware                 Ceres Group, Inc. / 100%
corporation
-------------------------------------------------- ----------------------------------------------------
Ceres Net, Inc., a Delaware corporation             Ceres Group, Inc. / 100%
-------------------------------------------------- ----------------------------------------------------
Ceres Health Care, Inc., a Delaware                 Ceres Group, Inc. / 100%
corporation
-------------------------------------------------- ----------------------------------------------------
Ceres Administrators, L.L.C., a                     Ceres Group, Inc. / 100%
Delaware limited liability company
-------------------------------------------------- ----------------------------------------------------
CRLTX Administrators Service Corp..                 Central Reserve Life Insurance Company / 100%
a Texas corporation
-------------------------------------------------- ----------------------------------------------------
Provident American Health Insurance                 Central Reserve Life Insurance Company / 100%
a Pennsylvania corporation
-------------------------------------------------- ----------------------------------------------------
Continental General Corporation, a                  Ceres Group, Inc. / 100%
Nebraska corporation
-------------------------------------------------- ----------------------------------------------------
Continental General Insurance                       Continental General Corporation / 100%
Company, a Nebraska corporation
-------------------------------------------------- ----------------------------------------------------
Continental Agency Services, Inc., a                Continental General Corporation / 100%
Nebraska corporation
-------------------------------------------------- ----------------------------------------------------
Continental Print & Photo Co., a Nebraska           Continental General Corporation / 100%
corporation
-------------------------------------------------- ----------------------------------------------------

                                    ANNEX VI

                        COLLECTIVE BARGAINING AGREEMENTS
                        --------------------------------


                                      None

                                    ANNEX VII

                                 EXISTING LIENS
                                 --------------



                                      None

                                   ANNEX VIII

                              EXISTING INVESTMENTS
                              --------------------


None, other than those set forth in the SAP financial statements of Continental General Insurance Company and Central Reserve Life Insurance Company.

                                    ANNEX IX


                                 CAPITALIZATION
                                 --------------



Ceres Group, Inc.
-----------------

         1,000,000 warrants at $6 per share exercise price. Warrant dated December 17, 1997 exercisable for 1,000,000 shares of common stock (subject to adjustments) of Ceres Group, Inc.

         3,650,000 warrants at $5.50 per share exercise price. Warrant dated July 1, 1998 exercisable for 3,650,000 shares of common stock (subject to adjustments) of Ceres Group, Inc.

         Stock options issued to employees, officers and directors


Continental General Corporation
-------------------------------

         None

                                     ANNEX X



                         NON-INSURANCE SUBSIDIARIES
                         --------------------------

Ceres Savers Plan, Inc., a Delaware corporation
Ceres Net, Inc., a Delaware corporation
Ceres Health Care, Inc., a Delaware corporation
CRLTX Administrators Service Corp., a Texas corporation
Continental Agency Services, Inc., a Nebraska corporation
Continental Print & Photo Co., a Nebraska corporation

                                    ANNEX XI

                        PERMITTED AFFILIATE TRANSACTIONS
                        --------------------------------


                                      None

                                                                       EXHIBIT A
                                                                       ---------



                           FORM OF NOTICE OF BORROWING

                                                                          [Date]

The Chase Manhattan Bank,
    as Administrative Agent for the Banks
    party to the Credit Agreement referred
    to below
270 Park Avenue
New York, New York 10017


Attention:   Mr. Russell Meyers

Ladies and Gentlemen:

                  The undersigned, CERES GROUP, INC., a Delaware corporation (the "Borrower"), refers to the Credit Agreement, dated as of February 17, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among the undersigned, certain Banks from time to time party thereto, and you, as Administrative Agent for such Banks, and hereby gives you notice, irrevocably pursuant to Section 103(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement.

                  (i) The Business Day of the Proposed Borrowing is _________, _______.1/

                  (ii) The aggregate principal amount of the Proposed Borrowing is $______

                  (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Loans].



__________________


1/ Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Loans, in each case, after the date hereof.

                                                                       Exhibit A
                                                                          Page 2


         [(iv) The initial Interest Period for the Proposed Borrowing is [one] [two] [three] [six] month(s).]2/

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement or in the other Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof as though made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                             Very truly yours,

                                             CERES GROUP, INC.,

                                             By___________________________
                                                Title:















_____________________


   2/ To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     EXHIBIT B-1
                                                                     -----------





                                FORM OF TERM NOTE
                                -----------------
$_________________                                            New York, New York
                                                               ___________, 1999



                  FOR VALUE RECEIVED, CERES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________ __________________________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Administrative Agent's Payment Office (as defined in the Credit Agreement referred to below) initially located at 270 Park Avenue, New York, New York 10017, on the Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of ________________ DOLLARS ($) or, if less, the then unpaid principal amount of all Term Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Credit Agreement.

                  The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

                  This Note is one of the Term Notes referred to in the Credit Agreement, dated as of February 17, 1999, among the undersigned, as Borrower, the financial institutions from time to time party thereto (including the Bank), and The Chase Manhattan Bank as Administrative Agent, (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by and entitled to the benefits of the Pledge Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                             CERES GROUP, INC.


                                             By_________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT B-2
                                                                     -----------





                             FORM OF REVOLVING NOTE
                             ----------------------
$_________________                                            New York, New York
                                                              ____________, 1999



                  FOR VALUE RECEIVED, CERES GROUP, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________ ______________________________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Administrative Agent's Payment Office (as defined in the Credit Agreement referred to below) initially located at 270 Park Avenue, New York, New York 10017, on the Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of ________________ DOLLARS ($______) or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Credit Agreement.

                  The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of February 17, 1999, among the undersigned, as Borrower, the financial institutions from time to time party thereto (including the Bank), and The Chase Manhattan Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by and entitled to the benefits of the Pledge Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part.

                  In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                             CERES GROUP, INC.,


                                             By________________________
                                               Name:
                                               Title

                                                                     EXHIBIT C-1
                                                                     -----------

                         [CERES GROUP, INC. LETTERHEAD]


February 17, 1999



[CERES GROUP, INC. LOGO]

The Chase Manhattan Bank,
      as Administrative Agent
      for each of the Banks party
      to the Credit Agreement referred
      to below and to each Bank party
      to such Credit Agreement

Ladies and Gentlemen:

I have served as Associate General Counsel to Ceres Group, Inc., a Delaware corporation (the "Borrower"), in connection with the negotiation, execution and delivery of the Credit Agreement, the other Loan Documents and the Transaction Documents (each as hereinafter defined). This opinion is being delivered to you at the request of the Borrower pursuant to Section 4.04 of the Credit
Agreement. Capitalized terms used herein and not otherwise defined herein, shall have the same meanings herein as ascribed them in the Credit Agreement.

In my examination, I have assumed the genuineness of all signatures (except as to the Borrower), including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon certificates, statements and representations of the Borrower (including, without limitation, representations contained in the Loan Documents and the Transaction Documents) and its officers and other representatives and of public officials.

In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

         (a) the Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Borrower, the financial institutions party thereto (the "Banks"), and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent for the Banks;

The Chase Manhattan Bank
February 17, 1999
Page 2




         (b)      the Term Notes of the Borrower, each dated the date hereof;

         (c) the Revolving Notes of the Borrower, each dated the date hereof;

         (d) the Pledge Agreement, dated as of the date hereof, between the Borrower and the Collateral Agent (the "Pledge Agreement");

         (e)      the Acquisition Documents;

         (f) the Subscription Agreements, as amended, related to the Investment;

         (g)      the documents and instruments governing the Reinsurance
                  Transaction;

         (h)      the documents and instruments governing the RCH Bridge Loan;

         (i) certified copies of (i) the Certificate of Incorporation and By--Laws off the Borrower (the "Basic Documents"), and
                  (ii) resolutions adopted on February 8, 1999, by the Board of Directors of the Borrower;

         (j) certificate from public officials in the State of Ohio, dated as of a recent date attesting to the existence of the Borrower in such state;

         (k) copies of those indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes and other agreements or instruments, and orders, writs, judgments, awards, injunctions and decrees, which have been certified by the Secretary of the Borrower as those documents which affect or purport to affect the Borrower's right to borrow money or to undertake and perform its obligations under the Loan Documents and the Transaction Documents (collectively, the "Other Agreements and Court Orders").

         (l) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

The Chase Manhattan Bank
February 17, 1999
Page 3




The documents set forth in clauses (a)-(d) shall hereinafter be referred to collectively as the "Loan Documents" and the documents set forth in clauses
(e)-(h) shall be hereinafter referred to collectively as the "Transaction Documents".

I am admitted to the bar in the State of Ohio. I express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Ohio (excluding any and all state securities or "blue-sky" laws, rules or regulations); and
(ii) the federal laws of the United States to the extent specifically referred to herein (excluding any and all securities laws, rules or regulations)

My opinions are also subject to the following:

         (a) I have assumed, with your permission and without any independent investigation, that:

                  (i) Each of the Loan Documents constitutes valid and binding obligation of each party to the Loan Documents (other than the Borrower) enforceable against such parties in accordance with their terms;

                  (ii) The Borrower (1) is a corporation validly existing and in good standing under the laws of the State of Delaware, (2) has the requisite corporate power and authority to own its property and assets and to carry on its business as now being conducted, and (3) is qualified to do business as a foreign corporation in the State of Ohio;

                  (iii) The execution and delivery by the Borrower of each of the Loan Documents and the performance by the Borrower of its obligations under each of such Loan Documents do not violate any federal or New York law or conflict with the Basic Documents.

         (b) in rendering our opinions expressed below, I express no opinion as to:

The Chase Manhattan Bank
February 17, 1999
Page 4




                  (i) the effect on the opinions herein stated of (1) the compliance or non-compliance of any party (other than the Borrower) to the Transaction Documents with any state or federal laws or regulations applicable to them, or (2) the legal or regulatory status or the nature of the business of any party (including the Borrower) other than any applicable Ohio insurance laws, rules or regulations.

                  (ii) the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any transactions contemplated thereby.

                  (iii) the agreements of the Borrower in the Transaction Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                  (iv) the ordinances and statutes, the administrative decisions and orders and rules and regulations of any municipality, county or special district or other political subdivision of the State of Ohio.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1) Each of Central Reserve Life Insurance Company and Continental General Insurance Company (a) is a corporation validly existing and in good standing under the laws of the State of Ohio and Nebraska, respectively, and (b) has the requisite corporate power and authority to own its property and to carry on its business as now being conducted. Each of Central Reserve Life Insurance Company and, based upon the opinion of Lamson, Dugan & Murray, Continental General Insurance Company possesses the insurance licenses required to operate its business.

The Chase Manhattan Bank
February 17, 1999
Page 5




          2) The Borrower has the corporate power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder and has taken all necessary corporate action to authorize the execution and delivery by it of each such Transaction Document and the performance of its obligations thereunder.

          3) The Borrower has duly executed and delivered each of the Transaction Documents, and each such Transaction Document constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with their respective terms, subject to the following qualifications: (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and equitable principles, and (b) I express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Loan Documents.

          4) The execution, delivery and performance by the Borrower of the Loan Documents and the Transaction Documents, and compliance by the Borrower with the terms and provisions thereof, will not (i) violate any provision of federal or Ohio law, statute, rule or regulation applicable to the Borrower, (ii) result in any breach of, or constitute a default under, any of the Other Agreements and Court Orders, or (iii) result in the creation or imposition of (or the obligation to create or impose) any Lien, other than Liens permitted under the Loan Documents, upon any of the property or assets of the Borrower pursuant to the terms of any of the Other Agreements and Court Orders, or (iv) with respect to the Transaction Documents, contravene with the Basic Documents.

          5) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or any subdivision thereof, (except (i) as have been obtained or made prior to the date hereof, or (ii) with respect to filing or recording of the financing statements with respect to the Loans as are contemplated in the Credit Agreement to be made promptly thereafter, or (iii) as may be required to be

The Chase Manhattan Bank
February 17, 1999
Page 6




                  made or obtained by you as a result of your involvement in the transactions contemplated by the Loan Documents), is required to authorize, or is required in connection with, the execution and delivery of any Loan Document or Transaction Document by the Borrower and the performance by the Borrower of its obligations thereunder that are required to be performed on or before the date hereof with respect to the transaction evidenced thereby.

          6) There are no actions or proceedings pending or overtly threatened in writing against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which could (i) affect the validity, binding effect or enforceability of any of the Loan Documents or the Transaction Documents, or (ii) have a Material Adverse Effect.

          7) The Borrower is the record owner of all of the capital stock of each of the Subsidiaries of the Borrower set forth on Annex V of the Credit Agreement. All such capital stock has been duly authorized and issued, is fully paid and non-assessable.

          8) We have examined the financing statement (the "Financing Statement") to be filed with the Secretary of State of Ohio (the "Filing Office") with respect to the security interests granted to the Collateral Agent pursuant to the Pledge Agreement, and upon the filing of such Financing Statement in the Filing Office, and assuming that the representations made in the Loan Documents with respect to the location of the Collateral in which a security interest can be granted under the UCC and the chief executive office of the Borrower are and remain true and correct: (a) all filings, registrations and recordings necessary to perfect the security interest granted to the Collateral Agent under the Pledge Agreement in respect of all Collateral in which a security interest may be perfected by filing financing statements will have been accomplished; and (b) the security interests granted to the Collateral Agent pursuant to the Pledge Agreement in and to such Collateral will be perfected to the extent that such security interests may be perfected by filing financing statements under the UCC.

The Chase Manhattan Bank
February 17, 1999
Page 7




Whenever my opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, I am referring solely to my actual knowledge in connection with the Loan Documents and the Transaction Documents. Except as expressly set forth herein, I have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to my knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by me.

This opinion is being furnished only to you and other Banks that are or may become party to the Credit Agreement in accordance with its terms, and is solely for the benefit of such Persons, and is not to be read, circulated, quoted, relied upon or otherwise referred to for any purpose by any other Person without my prior written consent.


Very truly yours,


/s/ John F. Novatney, Jr.


John F. Novatney, Jr.
Associate General Counsel


JFN/ss

                                                                     EXHIBIT C-2
                                                                     -----------


                      [MCDERMOTT, WILL & EMERY LETTERHEAD]






MCDERMOTT, WILL & EMERY


                                February 17, 1999



The Chase Manhattan Bank,
as Administrative Agent
for each of the Banks party
to the Credit Agreement referred
to below and to each Bank party
to such Credit Agreement

Ladies and Gentlemen:

          We have served as special New York counsel to Ceres Group, Inc., a Delaware corporation (the "Borrower"), in connection with the negotiation, execution and delivery of the Credit Agreement and the other Loan Documents (each as hereinafter defined). This opinion is being delivered to you at the request of the Borrower pursuant to Section 4.04 of the Credit Agreement. As used herein, the term "UCC" means the Uniform Commercial Code as in effect in the State of New York on the date hereof. Capitalized terms used herein and not otherwise defined herein, shall have the same meanings herein as ascribed them in the Credit Agreement.

          In our examination we have assumed the genuineness of all signatures (except as to the Borrower) including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon certificates, statements and representations of the Borrower (including, without limitation, representations contained in the Loan Documents) and its officers and other representatives and of public officials.

          In rendering the opinions set forth herein, we have solely examined and relied on originals or copies of the following:

          (a) the Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Borrower, the financial institutions party thereto (the "Banks"), and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent for the Banks;

          (b)     the Term Notes of the Borrower, each dated the date hereof;

The Chase Manhattan Bank
February 17, 1999
Page 2



         (c) the Revolving Notes of the Borrower, each dated the date hereof;

         (d) the Pledge Agreement, dated as of the date hereof, between the Borrower and the Collateral Agent (the "Pledge Agreement");

         (e) certified copies of (i) the certificate of incorporation and by-laws of the Borrower (the "Basic Documents"), and (ii) resolutions adopted on February 8, 1999, by the Board of Directors of the Borrower;

         (f) certificate from public officials in the state of Ohio dated as of a recent date attesting to the existence of the Borrower in such state; and

         (g) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

         The documents set forth in clauses (a)-(d) shall hereinafter be referred to collectively as the "Loan Documents."

         We are admitted to the bar in the State of New York. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York (excluding any and all state insurance, securities or "blue-sky" laws, rules or regulations); (ii) the Delaware General Corporations Law; and
(iii) the federal laws of the United States to the extent specifically referred to herein (excluding any and all securities laws, rules or regulations).

         Our opinions are also subject to the following:

         (a) we have assumed, with your permission and without any independent investigation that:

                  (i) each of the Loan Documents constitutes valid and binding obligations of each party to the Loan Documents (other than the Borrower) enforceable against such parties in accordance with their terms;

                  (iv) The execution and delivery by the Borrower of each of the Loan Documents and the performance by the Borrower of its obligations under each of such Loan Documents do not (1) conflict with or constitute a default under the Other Agreements and Court Orders (as defined below), or (2) cause the creation or imposition of any Lien under the terms of the Other Agreements and Court Orders (as defined below), other than Liens permitted under the Loan Documents, upon any of the property of the Borrower.

The Chase Manhattan Bank
February 17, 1999
Page 3


                  "Other Agreements and Court Orders" means, collectively, those indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes and other agreements or instruments, and orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect the Borrower's right to borrow money or to undertake and perform its obligations under the Loan Documents.

                  (v) Each Regulated Insurance Company possesses the state insurance licenses required to operate its business;

         (b) in rendering our opinions expressed below, we express no opinion as to:

                  (i) the effect on the opinions herein stated of (l) the compliance or non-compliance of any party (other than the Borrower) to the Loan Documents with any state or federal laws or regulations applicable to them or (2) the legal or regulatory status or the nature of the business of any party (including the Borrower) including, without limitation, any applicable insurance laws, rules or regulations.

                  (ii) the applicability or effect of any fraudulent transfer or similar law on the Loan Documents or any transactions contemplated thereby;

                  (iii) the agreements of the Borrower in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

                  (iv) the agreements of the Borrower in the Loan Documents to the jurisdiction or venue of a particular court, or to the waiver of the right to jury trial;

                  (v) the ordinances and statutes, the administrative decisions and orders and rules and regulations of any municipality, county or special district or other political subdivision of the State of New York;

                  (vi) any of the waivers or remedies contained in the Pledge Agreement, whether or not the Pledge Agreement deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable within the meaning of the uniform commercial code of any applicable jurisdiction or other applicable law, (2) to conflict with mandatory provisions under the uniform commercial code of any applicable jurisdiction or other applicable law, or (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in-fact; or

The Chase Manhattan Bank
February 17, 1999
Page 4


                  (ix) certain other remedial provisions contained in the Pledge Agreement which may be limited or rendered ineffective by applicable laws or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then-existing circumstances, but such laws and judicial decisions do not, in our opinion, make the remedies provided for in the Pledge Agreement inadequate for the practical realization of the benefits provided thereby;


         (c) Our opinions set forth in paragraphs 7 below are subject to the following further qualifications, exclusions and assumptions:


                  (i) Our opinions are qualified by and subject to:

                           (1) in the case of proceeds, continuation of
                  perfection of the Collateral Agent's security interest is limited to the extent set forth in Section 9-306 of the UCC;


                           (2) in the case of property which becomes collateral
                  after the date hereof, Section 547 of the United States Bankruptcy Code (the "Bankruptcy Code") provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547;


                           (3) Section 552 of the Bankruptcy Code limits the
                  extent to which property acquired by a debtor after the commencement of the case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;


                           (4) Section 364 of the Bankruptcy Code provides that
                  the extension of secured credit after the commencement of a case under the Bankruptcy Code requires court approval;


                           (5) in the case of Collateral (as defined in the
                  Pledge Agreement), the Collateral Agent may not be entitled to vote the Collateral or to receive dividends or other distributions directly from the issuer thereof prior to becoming record holder of the Collateral, nor may the Collateral be sold or further transferred by the Collateral Agent without registration under the Securities Act of 1933, except pursuant to an exemption from registration

The Chase Manhattan Bank
February 17, 1999
Page 5


                  contained in such act, and qualification or exemption under any applicable state securities or "blue sky" laws.

                  (ii) We express no opinion as to:

                           (1) the priority or, except as set forth in
                  paragraph 7, perfection of your security interests in or Liens on any of the Collateral of the Borrower;

                           (2) the creation or perfection of any security
                  interest in any property excluded from the provisions of the UCC pursuant to 9-104;

                           (3) the perfection of any security interest in
                  accounts that are an obligation of the federal government or any agency or political subdivision thereof.

                  (iii) We have assumed with your permission that:

                           (1) the Borrower has right, title and interest in and
                  to the Collateral pledged by it;

                           (2) all items of collateral (including, without
                  limitation, money, shares of capital stock or additional instruments) pledged under the Pledge Agreement, of which possession must be obtained and retained by a secured party in order to perfect its security interest pursuant to Section 9-103 and 9-304 of the UCC, are in your actual or constructive possession and not in the possession of the Borrower or any of its subsidiaries, affiliates or agents;

                           (3) none of the Borrower's chattel paper or
                  instruments contain provisions preventing the assignment thereof;

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The Borrower (a) is a corporation validly existing and in good standing under the laws of the State of Delaware, (b) has the requisite corporate power and authority to own its property and to carry on its business as now being conducted, and (c) is qualified to do business as a foreign corporation in the State of Ohio.

          2. The Borrower has the corporate power and authority to execute and deliver each of the Loan Documents and to perform its obligations thereunder and has taken all necessary

The Chase Manhattan Bank
February 17, 1999
Page 6


corporate action to authorize the execution and delivery by it of each such Loan Document and the performance of its obligations thereunder.

          3. The Borrower has duly executed and delivered each of the Loan Documents and each such Loan Document constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with their respective terms subject to the following qualifications: (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting enforcement of creditors' rights and equitable principles, and (b) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Loan Documents.

          4. The execution and delivery by the Borrower of each of the Loan Documents and the performance by the Borrower if its obligations under such Loan Documents do not (a) violate any federal or New York law (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System)(except with respect to any federal or state securities or "blue sky" laws, as to which we express no opinion), or (b) conflict with the Basic Documents.

          5. The Pledge Agreement (the "Pledge Agreement") creates a valid security interest in your favor as security for payment of the Obligations (as defined in the Pledge Agreement) in the Stock (as defined in the Pledge Agreement) in which a security interest may be granted under the UCC. Assuming
(i) the delivery to the Collateral Agent pursuant to the Pledge Agreement of the equity interests representing the Stock along with undated stock powers duly endorsed in blank and (ii) the continuous possession at all times hereafter by the Collateral Agent of the Stock in good faith and without notice of any adverse claim, the security interests created in favor of the Collateral Agent under the Pledge Agreement with respect to such Stock constitute perfected security interests in such Stock, subject to no other security interest therein other than security interests, if any, that may be temporarily perfected for 21 days without possession or registration, as the case may be, pursuant to Sections 9-304 and S-321 of the UCC.

          6. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          7. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

The Chase Manhattan Bank
February 17, 1999
Page 7


                  This opinion is being furnished only to you and other Banks that are or may become party to the Credit Agreement in accordance with its terms, and is solely for the benefit of such Persons, and is not to be read, circulated, quoted, relied upon or otherwise referred to for any purpose by any other Person without our prior written consent.

                                Very truly yours,


                                /s/ McDermott, Will & Emery




MLB/JAJ

                                                                     EXHIBIT C-3
                                                                     -----------

                            [WHITE & CASE LETTERHEAD]
                                                               February 17, 1999


The Administrative Agent and various
lending institutions (collectively, the "Banks") party to the Credit Agreement referred to below


re:      Credit Agreement, dated as of February 17, 1999 (the
         "Credit Agreement"), among Ceres Group. Inc.
         (the "Borrower") and the Banks

Ladies and Gentlemen:

                  We have acted as special counsel to the Banks party to the Credit Agreement in connection with the execution and delivery of the Credit Agreement. This opinion is delivered to you pursuant to Section 4.04(ii) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

                  In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies.

                  We have also assumed, for purposes of the opinions expressed herein, that the parties to the Credit Agreement have the corporate power and authority to enter into and perform the Credit Agreement and that the Credit Agreement has been duly authorized, executed and delivered by each such party.

                  Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equity principles (regardless of whether enforcement is sought in equity or at law).

                  We have not been requested to render and, with your permission, we express no opinion as to the applicability to the obligations of the Borrower under the Credit Agreement of Section 548 of the Bankruptcy Code and Article 10 of the New York Debtor & Creditor Law relating to fraudulent transfers and obligations. We understand, without independent verification, that the Banks have satisfied themselves on the basis of, among other things, the financial information furnished to the Banks and their knowledge of the credit facilities available to the Borrower that Borrower is not insolvent and that Borrower will not be rendered insolvent by the transactions contemplated by the Credit Agreement and that, after giving effect to such transactions, the Borrower will not be left with unreasonably small capital with which to engage in its anticipated business and that the Borrower will not have intended to incur, nor will have believed it has incurred, debts beyond its ability to pay as such debts mature.

                  This opinion is limited to the federal law of the United States of America and the law of the State of New York.

                                Very truly yours,



                               /s/ White & Case

                                                                      EXHIBIT D
                                                                      ---------


                          FORM OF OFFICERS' CERTIFICATE
                          -----------------------------


                  I, the undersigned, [President/Vice President] of Ceres Group, Inc. a corporation organized and existing under the laws of the State of Delaware (the "Company"), do hereby certify on behalf of the Company that:

                  1. This Certificate is furnished pursuant to Section 4.05 of the Credit Agreement, dated as of February 17, 1999, among the Company, the lenders from time to time party thereto, and The Chase Manhattan Bank, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his or her name and has held such office since __________ ___, 19__.(3) The signature written opposite the name and title of each such officer is his or her genuine signature.
                   Name(4)          Office           Signature
                   -------          ------           ---------

                ______________   ______________    ______________

                ______________   ______________    ______________

                ______________   ______________    ______________


                  3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company, as filed in the Office of the Secretary of State of the State of _________ on _____________ ,19____ together with all amendments thereto adopted through the date hereof.

                  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _________, 19___.




___________________

3 Insert a date prior to the time of any corporate action relating to the Credit Documents or related documentation.

4 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       Exhibit D
                                                                          Page 2

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on ___________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company is party.

                  6. On the date hereof, all of the applicable conditions set forth in Sections 4.02, 4.06, 4.07, 4.10 and 4.14 of the Credit Agreement have been satisfied.

                  7. Attached hereto as Exhibit D are true and correct copies of all Acquisition Documents.

                  8. Attached hereto as Exhibit E are true and correct copies of all Refinancing Documents.

                  9. Attached hereto as Exhibit F are true and correct copies of all documents and instruments governing the Investment.

                  10. Attached hereto as Exhibit G are true and correct copies of all documents and instruments governing the Reinsurance Transaction.

                  11. Attached hereto as Exhibit H are true and correct copies of all RCH Bridge Loan documents.

                  12. Attached hereto as Exhibit I are true and correct copies of all Plan Documents.

                  13. Attached hereto as Exhibit J are true and correct copies of all Management Agreements.

                  14. Attached hereto as Exhibit K are true and correct copies of all Stockholders Agreements.

                  15. Attached hereto as Exhibit L are true and correct copies of all Tax Sharing Agreements.

                  16. Attached hereto as Exhibit M are true and correct copies of all Shared Expenses Agreements.

                  17. Attached hereto as Exhibit N are true and correct copies of all Material Contracts.

                  18. Attached hereto as Exhibit O are true and correct copies of all material Reinsurance Agreements.

                                                                       Exhibit D
                                                                          Page 3


                  19. On the date hereof, the representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to the incurrence of Loans on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  20. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Borrowing to occur on the date hereof or from the application of the proceeds thereof.

                  21. There is no proceeding for the dissolution or liquidation of the Company or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of 1999.

                               CERES GROUP, INC.,



                               By ________________________________
                                   Name:
                                   Title:

                                                                       Exhibit D
                                                                          Page 4


I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company that:

                  1. [Name of Person making above certifications] is the duly elected and qualified [President/Vice President] of the Company and the signature above is his or her genuine signature.

                  2. The certifications made by [name of Person making above certifications] on behalf of the Company in Items 2, 3, 4, 5, and 21 above are true and correct.

                  [N WITNESS WHEREOF, I have hereunto set my hand this ____ day of ___, 1999.

                               CERES GROUP, INC.,



                               By _______________________
                                  Name:
                                  Title:

                                                                       EXHIBIT E
                                                                       ---------


                     FORM OF SECTION 3.04(b)(ii) CERTIFICATE
                     ---------------------------------------





                  Reference is hereby made to the Credit Agreement, dated as of February 17, 1999, among CERES GROUP, INC., the financial institutions from time to time party thereto and The Chase Manhattan Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 3.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in
Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.



                                                [NAME OF BANK]



                                                By_________________________
                                                  Title:
Date: ______________  ___, 1999

                                                         [Conformed as Executed]

                                                                       EXHIBIT F
                                                                       ---------


                            FORM OF PLEDGE AGREEMENT
                            ------------------------


                  PLEDGE AGREEMENT, dated as of February 17, 1999 (as same may be amended, amended and restated, modified or supplemented from time to time, this "Agreement"), made by Ceres Group, Inc.(the "Pledgor"), and The Chase Manhattan Bank, not in its individual capacity but solely as Collateral Agent (including any successor collateral agent, the "Pledgee") for the benefit of (x) the Banks and the Administrative Agent under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Administrative Agent and other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if The Chase Manhattan Bank, in its individual capacity ("Chase") and/or any Bank or any Affiliate of a Bank enters into one or more interest rate agreements relating to the Loans (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) (collectively, the "Interest Rate Agreements") with, or guaranteed by the Pledgor, Chase, any such Bank or Banks or a syndicate of financial institutions organized by Chase or an affiliate of Chase (even if Chase or the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason), so long as any such Bank or Affiliate participates in the extension of such Interest Rate Agreements, and their subsequent assigns, if any (collectively, the "Interest Rate Creditors", and the Interest Rate Creditors together with the Bank Creditors, are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

                              W I T N E S S E T H:
                              --------------------


                  WHEREAS, the Pledgor, the financial institutions from time to time party thereto (the "Banks") and The Chase Manhattan Bank, as Administrative Agent (in its capacity as Administrative Agent, being herein referred to as the "Administrative Agent") have entered into a Credit Agreement, dated as of February 17, 1999, providing for the making of Loans to the Borrower (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, amended and restated, modified or supplemented from time to time, and including any successor agreement extending the maturity of, or restructuring of all or any portion of the Indebtedness under such agreement or any successor agreements);

                  WHEREAS, the Pledgor may from time to time be party to one or more Interest Rate Agreements with the Interest Rate Creditors;

                  WHEREAS, it is a condition precedent to the making of Loans to the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor will obtain benefits from the incurrence of Loans by the Pledgor and the Pledgor's entering into Interest Rate Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding

                                                                       Exhibit F
                                                                          Page 2

paragraph and to induce the Banks to make Loans to the Pledgor and to induce the Interest Rate Creditors to enter into Interest Rate Agreements with the Pledgor;

                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor owing to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which the Pledgor is a party, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i) being herein collectively called the "Credit Agreement Obligations");

                  (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Pledgor owing to the Interest Rate Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Agreement, whether such Interest Rate Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Agreement by the Pledgor, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in each such Interest Rate Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

                  (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement or any payment default under any Interest Rate Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                                                                       Exhibit F
                                                                          Page 3

                  (v) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "ADMINISTRATIVE AGENT" has the meaning set forth in the Recitals hereto.

                  "ADVERSE CLAIM" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "AGREEMENT" has the meaning set forth in the first paragraph hereof.

                  "BANK CREDITORS" has the meaning set forth in the first paragraph hereof.

                  "BANKS" has the meaning set forth in the Recitals hereto.

                  "CERTIFICATED SECURITY" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "CLEARING CORPORATION" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "COLLATERAL" has the meaning set forth in Section 3.1 hereof.

                  "COLLATERAL ACCOUNTS" means any and all accounts established and maintained by the Pledgee in the name of the Pledgor to which Collateral may be credited.

                  "CREDIT AGREEMENT" has the meaning set forth in the Recitals hereto.

                  "CREDIT AGREEMENT OBLIGATIONS" has the meaning set forth in
Section 1 hereof.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 1 hereof.

                  "FINANCIAL ASSET" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "INDEMNITEES" has the meaning set forth in Section 11 hereof.

                                                                       Exhibit F
                                                                          Page 4

                  "INSTRUMENT" has the meaning given such term in Section 9-105(1)(i) of the UCC.

                  "INTEREST RATE AGREEMENTS" has the meaning set forth in the first paragraph hereof.

                  "INTEREST "RATE OBLIGATIONS" has the meaning set forth in
Section 1 hereof.

                  "INVESTMENT PROPERTY" has the meaning given such term in
Section 9-115(f) of the UCC.

                  "LIMITED LIABILITY COMPANY ASSETS" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "LIMITED LIABILITY COMPANY INTERESTS" means the entire limited liability company membership interest at any time owned by the Pledgor in any limited liability company which is a Subsidiary.

                  "NOTES" means (x) all intercompany notes at any time issued to the Pledgor and (y) all surplus notes at any time issued to, or held by, the Pledgor.

                  "OBLIGATIONS" has the meaning set forth in Section 1 hereof.

                  "PARTNERSHIP ASSETS" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "PARTNERSHIP INTEREST" means the entire general partnership interest or limited partnership interest at any time owned by the Pledgor in any general partnership or limited partnership, in each case which is a Subsidiary.

                  "PLEDGED NOTES" has the meaning set forth in Section 3.5 hereof.

                  "PLEDGEE" has the meaning set forth in the first paragraph hereof.

                  "PLEDGOR" has the meaning set forth in the first paragraph hereof.

                  "PROCEEDS" has the meaning given such term in Section 9-306(l) of the UCC.

                  "REQUIRED BANKS" has the meaning given such term in the Credit Agreement.

                  "SECURED CREDITORS" has the meaning set forth in the first paragraph hereof.

                  "SECURED DEBT AGREEMENTS" has the meaning set forth in Section 5 hereof.

                  "SECURITIES ACCOUNT" has the meaning given such term in
Section 8-501(a) of the UCC.

                                                                       Exhibit F
                                                                          Page 5

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "SECURITY" and "SECURITIES" means all Stock and Notes.

                  "SECURITY ENTITLEMENT" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "STOCK" means all of the issued and outstanding shares of capital stock or other ownership interests of any Subsidiary at any time owned by the Pledgor.

                  "TERMINATION DATE" has the meaning set forth in Section 19 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "UNCERTIFICATED SECURITY" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  3. PLEDGE OF SECURITY INTEREST, ETC.

                  3.1. PLEDGE. To secure the Obligations now or hereafter owed or to be performed by the Pledgor, the Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by the Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities of the Pledgor from time to time;

                  (c) all Limited Liability Company Interests of the Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                                                                       Exhibit F
                                                                          Page 6

                  (A) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                  (B) all other payments due or to become due to the Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                  (D) all present and future claims, if any, of the Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                  (E) all of the Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                  (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

         (d) all Partnership Interests of the Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                  (A) all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which the Pledgor shall at any time be entitled in respect of such Partnership Interests;

                                                                       Exhibit F
                                                                          Page 7

                           (B) all other payments due or to become due to the
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of the
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of the Pledgor's rights under any partnership
                  agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all rights, title and interests of the Pledgor under any service or management contract entered into between the Pledgor and any of its subsidiaries (including, without limitation, any payments made to the Borrower thereunder).

                  (f) all Proceeds of any and all of the foregoing.

                  Nothing in this Agreement is to be construed as a pledge of any tangible or intangible asset or right of a Regulated Insurance Company, however, this Agreement includes the pledge of capital stock of each Regulated Insurance Company.

                  3.2 PROCEDURES. (a) To the extent that the Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the Pledgor) be pledged pursuant to

                                                                       Exhibit F
                                                                          Page 8

Section 3.1 of this Agreement and, in addition thereto, the Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106
         (d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i), and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate, the procedure set forth in Section 3.2(a)(ii);

                  (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

                  (vi) with respect to cash, to the extent not otherwise provided in the Security Agreement, (i) establishment by the Pledgee of a cash account in the name of the Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                                                                       Exhibit F
                                                                          Page 9

                  (b) In addition to the actions required to be taken pursuant to preceding Section 3.2(a), the Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

                  (i) with respect to all Collateral of the Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the Pledgor shall take all reasonable actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) the Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral that is Investment Property, which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  3.3 SUBSEQUENTLY ACQUIRED COLLATERAL. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time.

                  3.4 TRANSFER TAXES. Each pledge of Collateral under Section
3.1 or Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 DEFINITION OF PLEDGED NOTES. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6 CERTAIN REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. The Pledgor represents and warrants that on the date hereof (i) each Subsidiary of the Pledgor, and the direct ownership thereof is listed in Annex A hereto; (ii) the Stock held by the Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by the Pledgor consist of

                                                                       Exhibit F
                                                                         Page 10

the promissory notes described in Annex C hereto where the Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by the Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by the Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes A through E hereto; and (x) on the date hereof, the Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default (or a Default under Section 8.05 of the Credit Agreement), the Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof in any material respect or the position or interests of the Pledgee or any Secured Creditor therein. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default (or a Default under Section 8.05 of the Credit Agreement) shall occur and be continuing and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default (or a Default under Section 8.05 of the Credit Agreement) shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited

                                                                       Exhibit F
                                                                         Page 11

         to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT OR CERTAIN DEFAULTS. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for

                                                                       Exhibit F
                                                                         Page 12

         immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                   (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations;

                   provided that, upon the occurrence of a Default under Section
8.05 of the Credit Agreement, the Pledgee may exercise the rights specified in clause (i) above.

                   8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Banks (or, after the date on which all Credit Agreement Obligations have been paid in full, the holders of at least a majority of the Interest Rate Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the Interest Rate Obligations,

                                                                       Exhibit F
                                                                         Page 13

as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

                   9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                   (i) first, to the payment of all Obligations owing the Pledgee of the type provided in clauses (iii) and (iv) of the definition of Obligations contained in Section 1 hereof;

                   (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Obligations shall be paid to the Secured Creditors as provided in Section 9(c) hereof with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed; and

                   (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 19 hereof, to the Pledgor or, to the extent directed by the Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

                   (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

                   (c) All payments required to be made to the Bank Creditors hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors and all payments required to be made to the Interest Rate Creditors hereunder shall be made directly to the respective Interest Rate Creditors.

                   (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Interest Rate Creditors for a determination (which the Administrative Agent, each Interest Rate Creditor and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Bank Creditors or the Interest Rate Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Interest Rate Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that
(x) no Credit Agreement Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Interest Rate Agreement, or Interest Rate Obligations in respect thereof, are in existence.

                                                                       Exhibit F
                                                                         Page 14

                  (e) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                   10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof

                   11. INDEMNITY. The Pledgor agrees (i) to indemnify and hold harmless the Pledgee, each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of the Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                   12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Banks) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                                                                       Exhibit F
                                                                         Page 15

                  (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 10 of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the Credit Documents).

                  15 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.
(a) The Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and valid title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or
         (d) the exercise by the Pledgee of any of

                                                                       Exhibit F
                                                                         Page 16

         its rights or remedies provided herein, except as may be required in connection with the disposition of the Securities by laws affecting the offering and sale of securities generally.

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

                  (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of certificated securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of the Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as

                                                                       Exhibit F
                                                                         Page 17

Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

                  (c) The Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  16. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of the Pledgor is located at the address specified in Annex F hereto. The Pledgor will not move its chief executive office except to such new location as the Pledgor may establish in accordance with the last sentence of this Section
16. The originals of all documents in the possession of the Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex F hereto, or at such new locations as the Pledgor may establish in accordance with the last sentence of this Section 16. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in Annex F hereto, or such new locations as the Pledgor may establish in accordance with the last sentence of this Section 16. The Pledgor shall not establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  17. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                                                                       Exhibit F
                                                                         Page 18

                         (iv) any limitation on any party's liability or
                obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof or

                         (v) any bankruptcy, insolvency, reorganization,
                composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                         18 REGISTRATION, ETC. (a) If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; PROVIDED, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

                         (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without

                                                                       Exhibit F
                                                                         Page 19

limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act;
(ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full) and all other Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or disposition permitted by the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 11.12 of the Credit Agreement), and the proceeds of such sale or sales or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of the Pledgor will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by a principal executive officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee

                                                                       Exhibit F
                                                                         Page 20

shall have no obligation to make any such request), the Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 19.

                  (d) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it in accordance with this Section 19.

                  20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i) if to the Pledgor, at its address set forth opposite its signature below;

                  (ii) if to the Pledgee, at:

                                   The Chase Manhattan Bank
                                   270 Park Avenue
                                   New York, New York 10017
                                   Attention:   Peter Platten
                                   Tel:   (212)270-7527
                                   Fax:   (212)270-1511

                  (iii) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

                  (iv) if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. THE PLEDGEE. The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

                  22. WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by the Pledgor to be bound thereby and the Collateral Agent (with the consent of the Required Banks or, to the extent required by Section 11.12 of the Credit Agreement, all of the Banks), PROVIDED, HOWEVER, that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 22 without the consent of each Secured Creditor adversely affected thereby, PROVIDED FURTHER that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite

                                                                       Exhibit F
                                                                         Page 21

          Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Agreement Obligations, (y) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Agreement Obligations, the Required Banks and (y) with respect to the Interest Rate Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Agreements.

                           23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon the Pledgor, its successors and assigns; PROVIDED, HOWEVER, that the Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Banks, or to the extent required by Section 11.12 of the Credit Agreement, all of the Banks), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                           24. WAIVER OF JURY TRIAL. The Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this agreement or the transactions contemplated hereby.

                           25. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                           26. LIMITED OBLIGATIONS. It is the desire and intent of the Pledgor and the Secured Creditors that this Agreement shall be enforced against the Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.

                           27. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company

                                                                       Exhibit F
                                                                         Page 22

Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or the Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 28, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to the Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or the Pledgor except as provided in the last sentence of paragraph (a) of this Section 28.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                                                                       Exhibit F
                                                                         Page 23

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

ADDRESSES:
17800 Royalton Road,                                     CERES GROUP, INC.,
Strongsville, Ohio 44136                                   as Pledgor
Attention: Val Rajic


                                By: /s/ Val Rajic
                                    -------------------------------
                                    Title: Executive Vice President





                                THE CHASE MANHATTAN BANK,
                                 as Collateral Agent and Pledgee


                                By /s/ Peter Platten
                                   ----------------------
                                    Title: Vice President

                                     ANNEX A

                              LIST OF SUBSIDIARIES
                              --------------------


Ceres Group, Inc.
-----------------

         Central Reserve Life Insurance Company, an Ohio corporation
         CRL Asset Management Corporation, an Ohio corporation
         Western Reserve Administrative Services, Inc., an Ohio corporation Ceres Net, Inc., a Delaware corporation
         Ceres Healthcare, Inc., a Delaware corporation
         Ceres Administrators, L.L.C., a Delaware limited liability company Continental General Corporation, a Nebraska corporation

                                     ANNEX B

                                 LIST OF STOCK
                                 -------------

Name of Issuing Corporation           Type of  Number of               Certificate No.      Percentage
                                      Shares   Shares                  ---------------      Owned
                                      ------   ------                                       -----
Central Reserve Life                  Common   1,250,000               52                   100%
Insurance Company                     Stock
CRL Asset Management                  Common   500                     1                    100%
Corporation, an Ohio                  Stock
Corporation

Western Reserve                       Common   100                     3                    100%
Administrative Services Inc.,         Stock
an Ohio Corporation

Ceres Net, Inc.                       Common   100                     1                    100%
                                      Stock

Ceres Health Care, Inc.               Common   100                     1                    100%
                                      Stock

Ceres Savers Plan, Inc.               Common   100                     1                    100%
                                      Stock

Continental General                   Common   4,294,869               54844                100%
Corporation                           Stock

                                     ANNEX C

                                 LIST OF NOTES
                                 -------------


                                      None

                                     ANNEX D

                   LIST OF LIMITED LIABILITY COMPANY INTERESTS
                   -------------------------------------------

Name of Issuer                                              Percentage Ownership
--------------                                              --------------------
Ceres Administrators, L.L.C,                                      100%
a Delaware limited liability company

                                     ANNEX E

                          LIST OF PARTNERSHIP INTERESTS
                          -----------------------------

                                      None

                                     ANNEX F

                         LIST OF CHIEF EXECUTIVE OFFICES
                         -------------------------------

Ceres Group, Inc.
17800 Royalton Road
Strongsville, OH 44136

                                                                         ANNEX G
                                                                         -------



    Form of Agreement Regarding Uncertificated Securities' Limited Liability
    ------------------------------------------------------------------------
                   Company Interests and Partnership Interests
                   -------------------------------------------


                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of __________ __, ____, among the undersigned pledgor (the "Pledgor"), THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and ___________, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Pledgor and the Pledgee are entering into a Pledge Agreement, dated as of February 17, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer
Pledged Interests"); and

                  WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person

                                                                         ANNEX G
                                                                          Page 2

or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                           The Chase Manhattan Bank
                           270 Park Avenue
                           New York, New York 10017
                           Attention: Peter Platten
                           Tel:   (212) 270-7527
                           Fax:   (212) 270-1511

                  5. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to the following address:

                           The Chase Manhattan Bank
                           270 Park Avenue
                           New York, New York 1001
                           ABA No.:   021000021
                           Account in the Name of: Ceres Group. Inc.
                           Account No.: 323-5-26535

                  6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                                                                         ANNEX G
                                                                          Page 3

                  (a)      if to the Pledgor, at:

                           Ceres Group, Inc.
                           17800 Royalton Rd, CRL Plaza
                           Strongsville, Ohio 44136-5197
                           Attention:   Val Rajic
                           Tel.:  (847) 605-8366
                           Fax:   (847) 605-8291

                  (b)      if to the Pledgee, at:

                           The Chase Manhattan Bank
                           270 Park Avenue
                           New York, New York 10017
                           Attention:   Peter Platten
                           Tel:   (212) 270-7527
                           Fax:   (212) 270-1511

                  (c)      if to the Issuer, at:



                           _____________________________
                           _____________________________
                           _____________________________
                           Attention: __________________
                           Telephone No.:_______________
                           Telecopier No.:______________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor which at such time owns any Issuer Pledged Interests.

                  8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                                                         ANNEX G
                                                                          Page 4

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have cause this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                       CERES GROUP, INC.,
                         as Pledgor


                       By_________________________
                                  Name:
                                 Title:


                       THE CHASE MANHATTAN BANK,
                       not in its individual capacity but solely as Collateral
                            Agent and Pledgee


                       By_________________________
                                  Name:
                                 Title:

                         [                       ],
                            the Issuer

                       By_________________________
                                  Name.
                                 Title:

                                                                       EXHIBIT G
                                                                       ---------


                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  --------------------------------------------
                                                              DATE: ______,_____



                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. ________________ (the "Assignor") and __________________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the Facilities listed in Item 4 of Annex I, including, without limitation, (i) in the case of any assignment of all or any portion of the Assignor's outstanding Term Loans, all rights and obligations with respect to the Assigned Share of outstanding Term Loans, (ii) in the case of any assignment of all or any portion of the Assignor's Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and of any outstanding Revolving Loans

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement

                                                                       Exhibit G
                                                                          Page 2

and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; [and] (v) confirms that it is a parent company and/or affiliate of the Assignor or an Eligible Transferee under Section 11.04(b) of the Credit Agreement and that it is duly authorized to enter into and perform the terms of this Assignment and Assumption Agreement[; and (vi) attaches the Internal Revenue Service forms (and, if applicable, a Section 3.04(b)(ii) Certificate) described in Section 11.04(b) of the Credit Agreement].(5)

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the first date upon which each of the following conditions shall have been occurred:
(i) the execution hereof by the Assignor and the Assignee, (ii) to the extent required by the Credit Agreement, the receipt of the consent of the Administrative Agent, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 11.04(b) of the Credit Agreement and (iv) the registration of the transfer on the Register as provided in Section 11.04(b) of the Credit Agreement, or such later date as otherwise specified in Item 5 of Annex I (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I and (y) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Loan
Commitment at the rate specified in Item 7 of Annex I, such interest and, if applicable, Commitment Fees to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor


------------------------

(5) If the Assignee is organized under the laws of a jurisdiction outside the United States.

                                                                       Exhibit G
                                                                          Page 3

and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       Exhibit G
                                                                          Page 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                       [NAME OF ASSIGNOR],
                                       as Assignor

                                       By________________________
                                         Name:
                                         Title:

                                       [NAME OF ASSIGNEE],
                                       as Assignee

                                       By________________________
                                         Name:
                                         Title:

                                                                       Exhibit G
                                                                          Page 5

Acknowledged and Agreed:

[THE CHASE MANHATTAN BANK, as Administrative Agent


By______________________
    Name:
    Title:


CERES GROUP, INC.,



By:______________________
    Name:
    Title:](6)



----------------------


(6) The consent of the Administrative Agent and the Borrower is required in connection with assignments of Revolving Loan Commitments and/or outstanding Term Loans pursuant to Section 11.04(b) of the Credit Agreement (which consent shall not be unreasonably withheld).

                                                                         ANNEX I
                                                                    TO EXHIBIT G
                                                                    ------------

                 ANNEX I TO ASSIGNMENT AND ASSUMPTION AGREEMENT

1.       The Borrower:              Ceres Group, Inc. (the "Borrower").

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of February 17, 1999, among Ceres Group, Inc., lenders from time to time party thereto and The Chase Manhattan Bank, as Administrative Agent.

3.       Date of Assignment and Assumption Agreement:

4.       Amounts (as of the date of item #3 above):

                                                           Outstanding
                                        Outstanding        Principal of       Total
                                       Principal of         Revolving      Revolving Loan
                                        Term Loans            Loans         Commitment
                                        ----------            -----         ----------
a.   Aggregate Amount for all Banks    $__________         $__________     $__________
b.   Assigned Share                     __________%         __________%     __________%
c.   Amount of Assigned Share          $__________         $__________     $_________


5.       Settlement Date:  ___________________.

6.       Rate of Interest       As set forth in Section 1.08 of the Credit
         to the Assignee:       Agreement (unless otherwise agreed to by the
                                Assignor and the Assignee)(7)

7.       Commitment Fee         As set forth in Section 2.01(a) of the Credit
         to the Assignee:       Agreement (unless otherwise agreed to by the
                                Assignor and the Assignee)(8)

-----------------------------

(7) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

(8) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrower and the Agent shall direct the entire amount of the Commitment Fee to the Assignee at the rate set forth in Section 2.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Commitment Fee through payment by the Assignee to the Assignor.

                                                                         ANNEX I
                                                                    TO EXHIBIT G
                                                                    ------------
                                                                          Page 2
8.       Notice:

                  ASSIGNEE:


                           ----------------------------

                           ----------------------------

                           ----------------------------

                           ----------------------------
                           Attention:
                           Telephone:
                           Telecopier:
                           Reference:

                  ASSIGNOR


                           ----------------------------

                           ----------------------------

                           ----------------------------

                           ----------------------------
                           Attention:
                           Telephone:
                           Telecopier:
                           Reference:

                                                                         ANNEX I
                                                                    TO EXHIBIT G
                                                                    ------------
                                                                          Page 3
9.       Payment Instructions:

                   ASSIGNEE.


                           ----------------------------

                           ----------------------------

                           ----------------------------

                           ----------------------------
                           Attention:
                           Telephone:
                           Telecopier:
                           Reference

                   ASSIGNOR


                           ----------------------------

                           ----------------------------

                           ----------------------------

                           ----------------------------
                           Attention:
                           Telephone:
                           Telecopier:
                           Reference:



Accepted and Agreed:

[NAME OF ASSIGNEE]                                   [NAME OF ASSIGNOR]

By_________________________                          By_________________________

  -------------------------                            -------------------------
   (Print Name and Title)                                (Print Name and Title)